Aggressive Growth
Fund
Semi-Annual
Report
February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Aggressive Growth Fund
----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Dreyfus Aggressive Growth Fund completed its latest semiannual reporting period ended February 28, 1999. The total return for the six-month period was 11.92%,* compared with a total return of 30.27% for the broad-based Standard & Poor's 500 Composite Stock Price Index.**

   Dreyfus Aggressive Growth Fund has the flexibility to invest in the best growth companies, regardless of their size, to pursue its objective of capital appreciation. During the reporting period, I felt the mid- and small-cap range showed better relative earnings growth and more attractive valuations than large caps, and therefore weighted our portfolio toward these stocks. However, large-cap stocks continued to dominate the market during the period. In addition, the fund continued its transition from its previous emphasis on microcap stocks to focus on midcap growth companies. Although we believe these changes better position the fund going forward, performance suffered in the interim.

Economic Review

   Stresses in the financial system, combined with slowing economic growth, convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral, since they believed that they had successfully stabilized the financial system and overall economic growth.

   February of 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself, and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable and result in price inflation - and ultimately in a recession.

   Inflation, the Fed's other worry, remained well contained throughout the period. The decline in inflation and the lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, thus putting more discretionary income in consumers' pockets. As consumers spent more, consumer-oriented companies benefited.

   The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors, such as world-traded commodities (paper producers, for example) and exporters of goods (some computer equipment manufacturers, for example).

Market Overview

   The six months ended February 28, 1999 covered a period of market volatility, in which stocks declined further from the end of August, bottomed in early October and recovered thereafter, but with continued volatility in the last couple of months. Although midcap stocks have been performing better in recent months, they are still lagging the performance of larger stocks. Investors' preference for liquidity and the perceived safety of large caps has helped to drive this differential performance. In addition, since April, approximately 90% of the fund's assets have been invested in companies that are new to the fund. Many of these companies are in the midcap range, which I believe provided buying opportunities due to the ongoing weakness in the midcap market.

Portfolio Focus

   The primary reason for the fund's underperformance relative to the S&P 500 was the fund's emphasis on midcap and small-cap stocks during a period when large-cap stocks dominated the market.

   In terms of sector allocations, technology stocks, where we were overweighted, contributed positively to the fund's performance over this period. These included stocks in areas such as semiconductors, computer hardware, communications equipment and electronics manufacturing. Many of these companies have benefited from growth in the Internet and increased data traffic. Stocks in the drug and biotechnology industries were also positive contributors. Several biotechnology companies are reaping the rewards of years of research, have received FDA approval to market their products and are turning profitable. I also added some consumer growth issues, such as restaurants and specialty retailers, which were overweighted. Strong economic growth, low interest rates, rising wages and stock market gains have led to a high level of consumer confidence. The fund's performance was also helped by being underweighted in stocks in the manufacturing and basic materials sectors.

   Stocks in a few industries, such as healthcare services, which were overweighted, hurt the fund's performance. Some healthcare services and contract research organization stocks suffered disappointments, and although the long-term prospects for growth may be intact, near term the stocks have underperformed. I continue to believe that the healthcare industry presents long-term opportunities to invest in rapidly growing companies, despite the current negative perception of the group. Some of the fund's service stocks, which were overweighted, also lagged the market. These included stocks in environmental services, business services and information technology services.

   We appreciate your investment in Dreyfus Aggressive Growth Fund. Once the portfolio has been realigned, we are confident that the fund will be positioned to bring you competitive returns.

                                            Sincerely,

                                            /s/ Paul A. LaRocco

                                            Paul A. LaRocco
                                            Portfolio Manager
March 18, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Aggressive Growth Fund
----------------------------------------------------------------------------
Statement of Investments                       February 28, 1999 (Unaudited)

Common Stocks-88.7%                                                                         Shares                Value
----------------------------------------------------------------------------             ---------------      -------------
                       Apparel-1.6%    Tommy Hilfiger............................              7,000 (a)      $     483,438
                                                                                                              -------------
                 Biotechnology-3.4%    Amgen.....................................              2,900 (a)            362,137
                                       BioChem Pharma............................             16,000 (a)            393,000
                                       Biomatrix.................................              4,075 (a)            283,213
                                                                                                              -------------
                                                                                                                  1,038,350
                                                                                                              -------------

             Business Services-8.2%    Affiliated Computer Services, Cl. A.......              7,500 (a)            346,875
                                       Cambridge Technology Partners.............             12,925 (a)            324,741
                                       Fiserv....................................             11,000 (a)            517,000
                                       IMRglobal.................................              6,900 (a)            125,062
                                       Metzler Group.............................              9,775 (a)            415,438
                                       Sterling Commerce.........................             17,000 (a)            442,000
                                       SunGuard Data Systems.....................              9,000 (a)            356,625
                                                                                                              -------------
                                                                                                                  2,527,741
                                                                                                              -------------

             Computer Equipment-.9%    Maxtor....................................             11,500 (a)             94,875
                                       Seagate Technology........................              6,325 (a)            183,030
                                       TSL Holdings..............................                 10 (a)                  -
                                                                                                              -------------
                                                                                                                    277,905
                                                                                                              -------------
            Computer Software/
                     Services-10.2%    AXENT Technologies........................             21,700 (a)            744,581
                                       CSG Systems International.................              6,000 (a)            427,500
                                       Citrix Systems............................              3,950 (a)            304,644
                                       Electronics for Imaging...................             10,500 (a)            366,844
                                       Network Associates........................              5,700 (a)            267,900
                                       Newbridge Networks........................             23,350 (a)            569,156
                                       Symantec..................................             16,500 (a)            298,031
                                       Verity....................................              4,950 (a)            191,194
                                                                                                              -------------
                                                                                                                  3,169,850
                                                                                                              -------------
                   Electronics-3.7%    Celestica.................................             16,700 (a)            466,556
                                       Jabil Circuit.............................              5,100 (a)            166,388
                                       Read-Rite.................................             13,050 (a)            110,925
                                       Sanmina...................................              8,000 (a)            418,000
                                                                                                              -------------
                                                                                                                  1,161,869
                                                                                                              -------------
        Environmental Services-2.3%    Republic Services, Cl. A..................             20,500 (a)            357,469
                                       Waste Management..........................              7,500                366,562
                                                                                                              -------------
                                                                                                                    724,031
                                                                                                              -------------
            Financial Services-2.7%    Associates First Capital, Cl. A...........             13,775                559,609
                                       FINOVA Group..............................              5,750                292,172
                                                                                                              -------------
                                                                                                                    851,781
                                                                                                              -------------

               Health Services-8.9%    Biogen....................................              4,000 (a)            384,500
                                       Cardinal Health...........................              3,250                234,609
                                       ChiRex....................................             22,825 (a)            476,472
                                       PAREXEL International.....................              8,000 (a)            166,500
                                       Pharmaceutical Product Development........             23,500 (a)            816,625

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
Statement of Investments (continued)              February 28, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares                Value
----------------------------------------------------------------------------             ---------------      -------------
        Health Services (continued)    Renal Care Group..........................             16,500 (a)      $     326,906
                                       Total Renal Care Holdings.................             40,975 (a)            363,653
                                                                                                              -------------
                                                                                                                  2,769,265
                                                                                                              -------------
                      Insurance-.7%    Conseco...................................              7,371                220,669
                                                                                                              -------------
        Leisure & Entertainment-.6%    Sunterra..................................             14,150 (a)            173,338
                                                                                                              -------------
                 Manufacturing-3.1%    Tyco International........................             11,500                856,031
                                       Zomax Optical Media.......................              8,000 (a)            104,250
                                                                                                              -------------
                                                                                                                    960,281
                                                                                                              -------------
              Medical Supplies-1.7%    CONMED....................................              5,500 (a)            169,813
                                       Sybron International......................             14,500 (a)            356,156
                                                                                                              -------------
                                                                                                                    525,969
                                                                                                              -------------
                Mining & Metals-.1%    STELAX Industries.........................             81,200 (a)             37,352
                                                                                                              -------------
                  Oil Services-1.0%    Halliburton...............................             10,500                296,625
                                                                                                              -------------
               Pharmaceuticals-6.5%    Elan, A.D.S...............................              4,850 (a)            371,934
                                       Medicis Pharmaceuticals, Cl. A............             18,750 (a)            707,813
                                       Mylan Laboratories........................             22,000                600,875
                                       Teva Pharmaceuticals, A.D.R...............              8,150                329,566
                                                                                                              -------------
                                                                                                                  2,010,188
                                                                                                              -------------
     Publishing & Broadcasting-1.1%    EchoStar Communications, Cl. A............              3,525 (a)            172,725
                                       Fox Entertainment Group, Cl. A............              6,175 (a)            160,550
                                                                                                              -------------
                                                                                                                    333,275
                                                                                                              -------------

                   Restaurants-7.0%    CKE Restaurants...........................             27,500                730,469
                                       Dave & Buster's...........................              8,000 (a)            157,500
                                       Outback Steakhouse........................             18,500 (a)            811,688
                                       Starbucks.................................              8,725 (a)            461,334
                                                                                                              -------------
                                                                                                                  2,160,991
                                                                                                              -------------
                       Retail-10.8%    Abercrombie & Fitch, Cl. A................              8,000 (a)            608,000
                                       Best Buy..................................              5,300 (a)            491,575
                                       Intellicell (Warrants)....................             76,250 (a)                  -
                                       Kmart.....................................             12,000 (a)            210,000
                                       Linens' n Things..........................             23,000 (a)            828,000
                                       Meyer (Fred)..............................              6,000 (a)            385,500
                                       Rental Service............................             19,675 (a)            437,769
                                       United Rentals............................             11,962 (a)            385,027
                                                                                                              -------------
                                                                                                                  3,345,871
                                                                                                              -------------
               Semiconductors &
                     Equipment-7.0%    Applied Materials.........................              6,500 (a)            361,562
                                       Brooks Automation.........................             17,700 (a)            387,188
                                       Maxim Integrated Products.................              4,600 (a)            191,762
                                       SDL.......................................              4,500 (a)            245,250
                                       Uniphase..................................              5,000 (a)            440,625
                                       Vitesse Semiconductor.....................             12,000 (a)            551,250
                                                                                                              -------------
                                                                                                                  2,177,637
                                                                                                              -------------

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
Statement of Investments (continued)              February 28, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares                Value
----------------------------------------------------------------------------             ---------------      -------------
              Telecommunication
                     Equipment-5.9%    ADC Telecommunications....................            11,125 (a)       $     450,562
                                       ANTEC.....................................            15,725 (a)             438,334
                                       L-3 Communications Holdings...............             8,575 (a)             367,653
                                       Motorola..................................             8,000                 562,000
                                                                                                              -------------
                                                                                                                  1,818,549
                                                                                                              -------------
     Telecommunication Services-.8%    Genesys Telecommunications Laboratories...             6,025 (a)             101,672
                                       SkyTel Communications.....................             8,675 (a)             156,150
                                                                                                              -------------
                                                                                                                    257,822
                                                                                                              -------------

                      Utilities-.5%    Montana Power.............................             2,650                 161,319
                                                                                                              -------------
                                       TOTAL COMMON STOCKS
                                         (cost $26,153,720)......................                             $  27,484,116
                                                                                                              -------------
                                                                                                              -------------

                                                                                           Principal
Short-Term Investments-12.4%                                                                Amount
---------------------------------------------------------------------------------        ------------
               U.S. Treasury Bills:    4.68%, 4/22/99............................        $  2,113,000          $  2,097,945
                                       4.36%, 4/29/99............................             490,000               486,206
                                       4.36%, 5/6/99.............................             192,000               190,353
                                       4.38%, 5/13/99............................             161,000               159,517
                                       4.54%, 5/20/99............................             505,000               499,789
                                       4.51%, 5/27/99............................             404,000               399,444
                                                                                                               ------------

                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $3,835,365).......................                              $  3,833,254
                                                                                                               ------------
                                                                                                               ------------
TOTAL INVESTMENTS (cost $29,989,085).............................................              101.1%          $ 31,317,370
                                                                                               ------          ------------
                                                                                               ------          ------------
LIABILITIES, LESS CASH AND RECEIVABLES...........................................               (1.1%)         $   (353,789)
                                                                                               ------          ------------
                                                                                               ------          ------------
NET ASSETS.......................................................................              100.0%          $ 30,963,581
                                                                                               ------          ------------
                                                                                               ------          ------------
Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a)  Non-income producing.

                       See notes to financial statements.

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities               February 28, 1999 (Unaudited)

                                                                                              Cost                 Value
                                                                                          -----------         ------------
ASSETS:               Investments in securities-See Statement of Investments....          $29,989,085          $31,317,370
                      Cash......................................................                                     8,500
                      Receivable for investment securities sold.................                                   633,473
                      Dividends receivable......................................                                     1,800
                      Prepaid expenses..........................................                                    10,467
                                                                                                               -----------
                                                                                                                31,971,610
                                                                                                               -----------
LIABILITIES:          Due to The Dreyfus Corporation and affiliates.............                                    18,548
                      Due to Distributor........................................                                     6,279
                      Payable for investment securities purchased...............                                   891,495
                      Payable for shares of Common Stock redeemed...............                                    53,022
                      Accrued expenses..........................................                                    38,685
                                                                                                               -----------
                                                                                                                 1,008,029
                                                                                                               -----------
NET ASSETS......................................................................                               $30,963,581
                                                                                                               -----------
                                                                                                               -----------

REPRESENTED BY:        Paid-in capital..........................................                               $96,172,242
                       Accumulated investment (loss)............................                                  (111,344)
                       Accumulated net realized gain (loss) on .................                               (66,425,602)
                       Accumulated net unrealized appreciation investments
                         (depreciation) on investments-Note 4...................                                 1,328,285
                                                                                                               -----------

NET ASSETS......................................................................                               $30,963,581
                                                                                                               -----------
                                                                                                               -----------
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).................                                 3,233,075

NET ASSET VALUE, offering and redemption price per share-Note 3(d)..............                                    $ 9.58
                                                                                                                    ------
                                                                                                                    ------

                       See notes to financial statements.

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
Statement of Operations          Six Months Ended February 28, 1999 (Unaudited)



INVESTMENT INCOME

INCOME:               Interest................................................            $     42,252
                      Cash dividends (net of $222 foreign taxes
                        withheld at source)...................................                  20,715
                                                                                          ------------
                           Total Income.......................................                                 $    62,967

EXPENSES:             Management fee-Note 3(a)................................                 122,599
                      Legal fees..............................................                 131,817
                      Shareholder servicing costs-Note 3(b)...................                 117,445
                      Prospectus and shareholders' reports....................                  20,583
                      Registration fees.......................................                  20,332
                      Auditing fees...........................................                  14,346
                      Directors' fees and expenses-Note 3(c)..................                  10,120
                      Custodian fees-Note 3(b)................................                   7,819
                      Miscellaneous...........................................                      21
                                                                                          ------------
                           Total Expenses.....................................                 445,082

                      Less-expense reimbursement from the Manager
                        due to undertaking-Note 3(a)..........................                (270,771)
                                                                                          ------------
                             Net Expenses.....................................                                     174,311
                                                                                                               -----------
INVESTMENT (LOSS).............................................................                                    (111,344)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                      Net realized gain (loss) on investments.................            $(24,402,282)
                      Net unrealized appreciation (depreciation) on investments             28,287,331
                                                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                   3,885,049
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                 $ 3,773,705
                                                                                                               -----------
                                                                                                               -----------

                       See notes to financial statements.

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                        Six Months Ended
                                                                                       February 28, 1999    Year Ended
                                                                                          (Unaudited)       August 31, 1998
                                                                                       --------------       ---------------
OPERATIONS:
   Investment (loss)...........................................................        $     (111,344)      $     (807,227)
   Net realized gain (loss) on investments.....................................           (24,402,282)         (32,526,537)
   Net unrealized appreciation (depreciation) on investments..................             28,287,331          (19,139,188)
                                                                                       --------------       --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........              3,773,705          (52,472,952)
                                                                                       --------------       --------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..............................................              6,180,940           32,766,191
   Cost of shares redeemed....................................................             (9,959,425)         (80,928,451)
                                                                                       --------------       --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.......             (3,778,485)         (48,162,260)
                                                                                       --------------       --------------
         Total Increase (Decrease) in Net Assets..............................                 (4,780)        (100,635,212)

NET ASSETS:
   Beginning of Period........................................................             30,968,361          131,603,573
                                                                                       --------------       --------------
   End of Period..............................................................           $ 30,963,581         $ 30,968,361
                                                                                       --------------       --------------
                                                                                       --------------       --------------

                                                                                           Shares               Shares
                                                                                       --------------       --------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold................................................................                655,664            1,927,600
   Shares redeemed............................................................             (1,038,110)          (4,870,650)
                                                                                       --------------       --------------
      Net Increase (Decrease) in Shares Outstanding...........................               (382,446)          (2,943,050)
                                                                                       --------------       --------------
                                                                                       --------------       --------------

                       See notes to financial statements.

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
Financial Highlights

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                            Six Months Ended
                                                           February 28, 1999              Year Ended August 31,
                                                                                     -------------------------------
PER SHARE DATA:                                              (Unaudited)               1998       1997       1996(1)
                                                             -----------             -------     -------     -------
   Net asset value, beginning of period...............       $ 8.57                  $20.07       $22.71      $12.50
                                                             ------                  ------       ------      ------
   Investment Operations:
   Investment (loss)..................................         (.12)                   (.16)(2)     (.26)       (.10)
   Net realized and unrealized gain (loss)
     on investments...................................         1.13                  (11.34)       (2.38)      10.31
                                                             ------                  ------       ------      ------
   Total from Investment Operations...................         1.01                  (11.50)       (2.64)      10.21
                                                             ------                  ------       ------      ------
   Net asset value, end of period.....................       $ 9.58                  $ 8.57       $20.07      $22.71
                                                             ------                  ------       ------      ------
                                                             ------                  ------       ------      ------
TOTAL INVESTMENT RETURN...............................        11.92%(3)              (57.30%)     (11.63%)     81.68%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets..          .53%(3)                1.27%        1.34%       1.16%(3)
   Ratio of interest expense and loan commitment fees
      to average net assets...........................         --                       .00%(4)      .39%        .24%(3)
   Ratio of investment (loss) to average net assets...         (.34%)(3)               (.95%)      (1.62%)     (1.04%)(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..............          .82%(3)                 .29%         .09%        .17%(3)
   Portfolio Turnover Rate............................        80.85%(3)               86.53%       76.45%     125.17%(3)
   Net Assets, end of period (000's Omitted)..........      $30,964                 $30,968     $131,604    $119,341

--------------------

(1)  From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)  Based on average shares outstanding at each month end.
(3)  Not annualized.
(4)  Amount represents less than .01%.

                       See notes to financial statements.

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Significant Accounting Policies:

   Dreyfus Aggressive Growth Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $2,254 during the period ended February 28, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $7,605,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1998. The carryover does not include net realized securities losses from November 1, 1997 through August 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $33,000 of the carryover expires in fiscal 2004, $5,794,000 expires in fiscal 2005 and $1,778,000 expires in fiscal 2006.

Dreyfus Aggressive Growth Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2-Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended
February 28, 1999, the Fund did not borrow under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1998 through April 18, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage and extraordinary expenses, exceed an annual rate of 1.20% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $270,771 during the period ended February 28, 1999.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1999, the Fund was charged $40,866 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $52,985 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $7,819 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

NOTE 4-Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1999, amounted to $25,223,714 and $31,915,326, respectively.

   At February 28, 1999, accumulated net unrealized appreciation on investments was $1,328,285, consisting of $4,259,494 gross unrealized appreciation and $2,931,209 gross unrealized depreciation.

   At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[This page intentionally left blank.]

[This page intentionally left blank.]

Dreyfus Aggressive Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                                               256SA992

[LOGO]

Aggressive Value
Fund
Semi-Annual
Report


February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Aggressive Value Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

   It is a pleasure to have this opportunity to communicate with my fellow shareholders of the Dreyfus Aggressive Value Fund.

   This letter accompanies the semiannual report of the Dreyfus Aggressive Value Fund for the 6-month period ended February 26, 1999. Over this period, your fund produced a total return of 22.08%,* which compares with a total return of 30.27% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500),** 17.19% for the Wilshire Large Company Value Index*** and 8.14% for the Wilshire Midcap Value Index.+

   The fund's concentrated equity structure, holding approximately 45 equity securities when fully invested in equities, makes it more volatile than the diversified indices referred to above, which are each composed of 147 to 500 equity securities. During most periods, therefore, the performance of the fund can be expected to differ significantly from these indices.

   The fund was fully invested in stocks throughout most of the semiannual period, and this was good for returns, as this asset class solidly outperformed fixed income and money market investments. Some cash was raised during the late summer's financial crisis, but was quickly put back to work in the stock market as it bottomed.

   As you know, the fund invests in value stocks. Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 Index. There will be periods--the past six months, for example--when value stocks underperform the S&P 500 Index, and even periods when our particular definition of value underperforms certain value stock indices. However, while staying true to its value discipline, your fund did achieve returns that exceeded major value category benchmark indices, as noted above. Generally, strength was spread among various securities, many within the financial, healthcare, communications and technology sectors of the stock market.

   The performance of the S&P 500 Index during the last six months was largely driven by a relatively few so-called "megacap" growth stocks, or the very largest domestically traded companies. The S&P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s' "nifty fifty" stocks or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index and many of its major security components is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these megacap stocks has continued, even through this past summer's stock market correction and subsequent recovery.

   Our disciplined investment process has kept the fund largely out of what we considered were overvalued megacap securities. Unfortunately, many of these high-priced megacap securities were the best-performing stocks in the market, restraining the fund's relative performance. Quite often, disciplined value investment processes will underperform when the overall stock market reaches speculative overvaluation. There is better potential for a performance rebound as security prices settle and as economic change occurs. Importantly, remember that value stocks also are a diversification component for an equity portfolio, and can particularly serve that purpose well in today's concentrated performance environment.

Economic Review

   Stresses in the financial system combined with slowing economic growth convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-

October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral, since they believed that they had successfully stabilized the financial system and overall economic growth.

   February of 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself, and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable, result in price inflation, and ultimately in a recession.

   Inflation, the Fed's other worry, remained well contained throughout the period. The decline in inflation and lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, thus putting more discretionary income in consumers' pockets. As consumers spent more, consumer oriented companies benefited.

   The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors such as world-traded commodities (paper producers, for example) and exporters of goods (some computer equipment manufacturers, for example).

Stock Market Overview

   The six-month period ended February 28, 1999 was highlighted in the U.S. stock market by a drop in security prices during the late summer months and a rebound in prices during the fall. Stocks declined over the summer due to implosion of the Russian financial system and the collapse of a major U.S. hedge fund, causing the Federal Reserve Board to take its first action lowering interest rates during the period, which generally stabilized equity prices. The two subsequent interest rate reductions by the Fed during the fall were probably more directly related to worries about economic growth, and helped send stock prices up.

   Over the six-month period, large-cap growth stocks (the largest and most expensively priced securities) turned in the highest returns, followed by large-cap stocks in general, then large-cap value stocks (the largest companies selling at value prices), midcap stocks (midsized companies) and finally small-cap stocks. For example, the total return for the period on the Russell 1000 Growth Index (574 high-growth companies) was 37.89%, with the Russell 1000 Index (1,000 of the largest companies) returning 30.45%, and the Russell 1000 Value Index (710 value-priced companies) returning 22.53%. The return on the Russell Midcap Index was 21.70%, while the small-cap Russell 2000 Index return was 16.78%.++

   Expectations for slower profit growth at corporations have contributed to the significant outperformance by a select few megacap growth stocks. Investors have had more confidence in the consistent earnings growth from this small group of stocks than for the broader stock market.

Value Investing and Our Investment Process

   To once again summarize our investment philosophy for the fund, our bias is to be fully invested in value equity securities, given the historically superior long-term returns of equities compared to bonds and money market investments.+++ There will be periods of time, however, when we will raise cash to protect principal, and times when we purchase bonds as an investment alternative, consistent with the fund's long-term growth objective.

   Regarding our stock selection process, while there are other investment disciplines practiced at Dreyfus, members of the Dreyfus Value Team are passionate believers in value investing. As value investors, we want to buy growing companies, but we want to own them at a bargain price. In one sense, value investing can be a lower risk, more conservative style of equity investing because the prices of value stocks may decline less in falling markets, due to their already perceived underpricing. Of course, they can underperform if company valuations do not improve as expected. Also, our relatively more concentrated portfolios can result in higher relative volatility among value funds.

   Our approach to the selection of securities begins and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process and their constant flow of information to our ongoing assessment of owned securities.

   We screen the universe of stocks by computer, according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, should be greater than the yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate in order to take the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns, including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a fully invested portfolio of approximately 45 stocks. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

   Describing the detailed fundamental analysis, computer modeling and portfolio strategy that go into the decision-making process for each security in the fund is not possible in this short report. To generally illustrate our process, provided below are several brief summaries of some of the better and poorer performing securities within the fund's portfolio during the semiannual period.

   Perkin-Elmer's most promising business is the manufacturing of the medical research equipment used to map the human gene. The future of ethical drug discovery is focused on genetics. The stock has been a strong performer and remained a holding at the end of the fund's fiscal year.

   American International Group (AIG) is the world's largest insurance company, focused primarily on the corporate property and casualty market worldwide. This stock and most other financials staged an impressive rebound after last year's worldwide financial crisis. AIG was one of the best performing securities in the fund and was a holding at fiscal year-end.

   Texaco was one of several poor performing energy securities in the fund during the period and at fiscal year-end. While the fund has been underweight in the sector, some exposure was deemed necessary given the volatility of oil prices, which can rebound quickly and unexpectedly.

   Owens-Illinois, a virtual worldwide monopoly in glass packaging, has been hurt by weak demand for packaged foods and beverages in the developing world. The security performed poorly and was sold during the period as the economic rebound in developing countries has been restrained.

   In almost any fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

   Diligent management of your investment is our highest priority. Thank you for entrusting us with your assets.

                                              Sincerely,
                                              /s/ Timothy M. Ghriskey

                                              Timothy M. Ghriskey
                                              Portfolio Manager

March 10, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** SOURCE: WILSHIRE ASSOCIATES, INC. -- Wilshire Asset Management's style indexes are derived by applying screening criteria to a preliminary list of companies for the Top 750 universe. Companies that are placed in the growth portfolio must rank high in terms of historical earnings, sales growth and return on equity. The value stocks are companies with low price/earnings and price/book ratios and high yields.
+ SOURCE: WILSHIRE ASSOCIATES, INC. -- Wilshire Asset Management's style indices are derived by applying screening criteria to a preliminary list of companies for its Midcap 750 universe. Companies that are placed in the growth portfolio must rank high in terms of historical earnings, sales growth and return on equity. The value stocks are companies with low price/earnings and price/book ratios and high yields.
++ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000
    Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.
+++ SOURCE: Ibbotson Associates, Stocks, Bonds, Bills and Inflation 1999
    Yearbook. Large-company stocks have outperformed long-term corporate bonds and Treasury bills over the past 30 years. For large-company stocks, total return is based on the performance of the Standard & Poor's 500 Composite Stock Price Index. For long-term corporate bonds, total return is based on the Salomon Brothers Long-Term High-Grade Corporate Bond Index. For Treasury bills, total return is based on monthly rollover of a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity of not less than one month.

Dreyfus Aggressive Value Fund
----------------------------------------------------------------------------
Statement of Investments                       February 28, 1999 (Unaudited)


Common Stocks--99.3%                                                               Shares               Value
----------------------------------------------------------------------------------------------------------------
    Consumer Non-Durables--2.6%  Dean Foods............................             62,700          $ 2,284,631
                                                                                                    -----------
        Consumer Services--7.0%  Cendant...............................            137,000 (a)        2,269,063
                                 Time Warner...........................             29,500            1,902,750
                                 Wendy's International.................             84,000            2,010,750
                                                                                                    -----------
                                                                                                      6,182,563
                                                                                                    -----------
   Electronic Technology--13.6%  Compaq Computer.......................             49,200            1,734,300
                                 Hewlett-Packard.......................             30,800            2,046,275
                                 International Business Machines.......             11,400            1,938,000
                                 Perkin-Elmer..........................             20,600            1,951,850
                                 Storage Technology....................             56,500 (a)        1,966,906
                                 Sun Microsystems......................             24,000 (a)        2,335,500
                                                                                                    -----------
                                                                                                     11,972,831
                                                                                                    -----------
          Energy Minerals--6.6%  BP Amoco, A.D.S.......................             24,000            2,040,000
                                 Texaco................................             45,700            2,127,906
                                 USX-Marathon Group....................             80,000            1,655,000
                                                                                                    -----------
                                                                                                      5,822,906
                                                                                                    -----------
                 Finance--19.9%  Chase Manhattan.......................             34,200            2,723,175
                                 Citigroup.............................             41,800            2,455,750
                                 First Tennessee National..............             67,500            2,569,219
                                 First Union...........................             41,000            2,185,812
                                 Fleet Financial Group.................             58,700            2,520,431
                                 National City.........................             35,300            2,466,588
                                 Wells Fargo...........................             70,500            2,590,875
                                                                                                    -----------
                                                                                                     17,511,850
                                                                                                    -----------
          Health Services--2.2%  Foundation Health Systems, Cl. A......            235,000 (a)        1,880,000
                                                                                                    -----------
        Health Technology--6.7%  Allergan..............................             24,400            1,988,600
                                 Pharmacia & Upjohn....................             36,200            1,972,900
                                 Zeneca Group, A.D.R...................             46,500            1,909,406
                                                                                                    -----------
                                                                                                      5,870,906
                                                                                                    -----------
      Industrial Services--2.3%  Waste Management......................             42,000            2,052,750
                                                                                                    -----------
               Insurance--12.2%  Allstate..............................             52,000            1,950,000
                                 American International Group..........             20,800            2,369,900
                                 Everest Reinsurance Holdings..........             70,000            2,323,125
                                 Torchmark.............................             59,000            1,961,750
                                 XL Capital, Cl. A.....................             35,000            2,143,750
                                                                                                    -----------
                                                                                                     10,748,525
                                                                                                    -----------


Dreyfus Aggressive Value Fund
----------------------------------------------------------------------------
Statement of Investments (continued)           February 28, 1999 (Unaudited)


Common Stocks (continued)                                                          Shares               Value
----------------------------------------------------------------------------------------------------------------
      Non-Energy Minerals--1.9%  Lone Star Industries..................             50,000          $ 1,650,000
                                                                                                    -----------
   Producer Manufacturing--3.4%  General Electric......................             30,000            3,009,375
                                                                                                    -----------
                   Retail--8.2%  American Stores.......................             85,500            2,885,625
                                 K mart................................            128,000 (a)        2,240,000
                                 Saks..................................             59,000 (a)        2,120,313
                                                                                                    -----------
                                                                                                      7,245,938
                                                                                                    -----------
           Transportation--2.4%  CNF Transportation....................             50,000            2,112,500
                                                                                                    -----------
               Utilities--10.3%  Ameritech.............................             37,000            2,418,875
                                 Bell Atlantic.........................             39,000            2,240,063
                                 Coastal...............................             61,500            1,968,000
                                 MCI WorldCom..........................             29,000 (a)        2,392,500
                                                                                                    -----------
                                                                                                      9,019,438
                                                                                                    -----------
TOTAL INVESTMENTS (cost $80,306,889)...................................              99.3%          $87,364,213
                                                                                    ======          ===========
CASH AND RECEIVABLES (NET).............................................                .7%          $   653,657
                                                                                    ======          ===========
NET ASSETS.............................................................             100.0%          $88,017,870
                                                                                    ======          ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------------------------------------
(a) Non-income producing.



                       See notes to financial statements.

Dreyfus Aggressive Value Fund
-----------------------------------------------------------------------
Statement of Assets and Liabilities       February 28, 1999 (Unaudited)



                                                                                        Cost            Value
                                                                                    ------------    ------------

ASSETS:                 Investments in securities--See Statement of Investments.    $80,306,889     $87,364,213
                        Receivable for investment securities sold..............                       4,529,099
                        Dividends receivable...................................                         131,773
                        Receivable for shares of Common Stock subscribed.......                          47,750
                        Prepaid expenses.......................................                          23,439
                                                                                                    -----------
                                                                                                     92,096,274
                                                                                                    -----------
LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                          80,821
                        Due to Distributor.....................................                          18,507
                        Cash overdraft due to Custodian........................                         302,695
                        Payable for investment securities purchased............                       1,958,683
                        Bank loan payable--Note 2..............................                       1,470,000
                        Payable for shares of Common Stock redeemed............                         212,119
                        Interest payable--Note 2...............................                           2,772
                        Accrued expenses.......................................                          32,807
                                                                                                    -----------
                                                                                                      4,078,404
                                                                                                    -----------
NET ASSETS  ...................................................................                     $88,017,870
                                                                                                    ===========
REPRESENTED BY:         Paid-in capital........................................                     $77,207,675
                        Accumulated undistributed investment income--net.......                         119,651
                        Accumulated net realized gain (loss) on investments....                       3,633,220
                        Accumulated net unrealized appreciation (depreciation)
                          on investments--Note 4(b)............................                       7,057,324
                                                                                                    -----------
NET ASSETS  ...................................................................                     $88,017,870
                                                                                                    ===========

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                       3,687,313

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                          $23.87
                                                                                                         ======


                       See notes to financial statements.

Dreyfus Aggressive Value Fund
----------------------------------------------------------------------------
Statement of Operations       Six Months Ended February 28, 1999 (Unaudited)


INVESTMENT INCOME

INCOME:                 Cash dividends (net of $2,978 foreign taxes
                           withheld at source).................................                $   763,026
                        Interest...............................................                     45,239
                                                                                               -----------
                            Total Income.......................................                                    $   808,265

EXPENSES:               Management fee--Note 3(a)..............................                    396,399
                        Shareholder servicing costs--Note 3(b).................                    217,328
                        Professional fees......................................                     23,964
                        Prospectus and shareholders' reports...................                     19,942
                        Registration fees......................................                     10,728
                        Custodian fees--Note 3(b)..............................                      7,179
                        Interest expense--Note 2...............................                      3,019
                        Directors' fees and expenses--Note 3(c)................                      2,817
                        Miscellaneous..........................................                      1,665
                                                                                               -----------
                            Total Expenses.....................................                                        683,041
                                                                                                                   -----------
INVESTMENT INCOME--NET.........................................................                                        125,224

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                        Net realized gain (loss) on investments................                $  3,653,826
                        Net unrealized appreciation (depreciation) on investments                17,141,141
                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                      20,794,967
                                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                     $20,920,191
                                                                                                                   ===========



                       See notes to financial statements.

Dreyfus Aggressive Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                            Six Months Ended
                                                                            February 28, 1999     Year Ended
                                                                               (Unaudited)      August 31, 1998
                                                                           ------------------ ------------------
OPERATIONS:
  Investment income--net...............................................       $    125,224       $     242,141
  Net realized gain (loss) on investments..............................          3,653,826           8,680,708
  Net unrealized appreciation (depreciation) on investments............         17,141,141         (27,545,197)
                                                                              ------------       -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..         20,920,191         (18,622,348)
                                                                              ------------       -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................           (187,969)           (158,949)
  Net realized gain on investments.....................................         (4,934,176)        (10,776,662)
                                                                              ------------       -------------
      Total Dividends..................................................         (5,122,145)        (10,935,611)
                                                                              ------------       -------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................         23,158,895          66,660,408
  Dividends reinvested.................................................          4,906,660          10,405,246
  Cost of shares redeemed..............................................        (47,754,280)       (115,127,697)
                                                                              ------------       -------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions        (19,688,725)        (38,062,043)
                                                                              ------------       -------------
        Total Increase (Decrease) in Net Assets........................         (3,890,679)        (67,620,002)

NET ASSETS:
  Beginning of Period..................................................         91,908,549         159,528,551
                                                                              ------------       -------------
  End of Period........................................................       $ 88,017,870       $  91,908,549
                                                                              ============       =============
Undistributed investment income--net....................................      $    119,651       $     182,395
                                                                              ------------       -------------

                                                                                  Shares             Shares
                                                                              ------------       -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................            981,980           2,595,360
  Shares issued for dividends reinvested...............................            206,683             430,859
  Shares redeemed......................................................         (1,995,554)         (4,573,819)
                                                                              ------------       -------------
      Net Increase (Decrease) in Shares Outstanding....................           (806,891)         (1,547,600)
                                                                              ============       =============

                       See notes to financial statements.

Dreyfus Aggressive Value Fund
----------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                         Six Months Ended
                                                         February 28, 1999          Year Ended August 31,
                                                                            -------------------------------------
PER SHARE DATA:                                             (Unaudited)      1998           1997         1996(1)
                                                          --------------    -------        -------       -------
   Net asset value, beginning of period.................      $20.45        $26.40         $20.08        $12.50
                                                              ------        ------         ------        ------
   Investment Operations:
   Investment income--net...............................         .03           .05            .02           .09
   Net realized and unrealized gain (loss) on investments       4.48         (4.27)          8.22          7.53
                                                              ------        ------         ------        ------
   Total from Investment Operations.....................        4.51         (4.22)          8.24          7.62
                                                              ------        ------         ------        ------
   Distributions:
   Dividends from investment income--net................        (.04)         (.03)          (.05)         (.04)
   Dividends from net realized gain on investments......       (1.05)        (1.70)         (1.87)         --
                                                              ------        ------         ------        ------
   Total Distributions..................................       (1.09)        (1.73)         (1.92)         (.04)
                                                              ------        ------         ------        ------
   Net asset value, end of period.......................      $23.87        $20.45         $26.40        $20.08
                                                              ======        ======         ======        ======
TOTAL INVESTMENT RETURN.................................       22.08%(2)    (17.02%)        43.57%        61.00%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets....         .64%(2)      1.27%          1.24%         1.17%(2)
   Ratio of interest expense to average net assets......         .00%(2,3)     .01%          --            --
   Ratio of net investment income to average net assets.         .12%(2)       .16%           .18%          .55%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager................           --            --           .14%          .63%(2)
   Portfolio Turnover Rate..............................      111.84%(2)    170.46%        120.71%       260.98%(2)
   Net Assets, end of period (000's Omitted)............     $88,018       $91,909       $159,529        $9,711

---------------------
(1) From September 29, 1995 (commencement of operations) to August 31, 1996.
(2) Not annualized.
(3) Amount represents less than .01%.

                       See notes to financial statements.

Dreyfus Aggressive Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus Aggressive Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $518 during the period ended February 28, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

Dreyfus Aggressive Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

     The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

     The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1999 was approximately $118,000, with a related weighted average annualized interest rate of 5.16%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1999, the Fund was charged $132,133 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $49,660 pursuant to the transfer agency agreement.

     The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $7,179 pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

     (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through use of the Fund Exchange privilege.

Dreyfus Aggressive Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:

     (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1999, amounted to $113,229,253 and $134,546,840, respectively.

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 1999, there were no open forward currency exchange contracts.

     (b) At February 28, 1999, accumulated net unrealized appreciation on investments was $7,057,324, consisting of $11,772,191 gross unrealized appreciation and $4,714,867 gross unrealized depreciation.

     At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[LOGO]

Dreyfus Aggressive Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                      257SA992

YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to provide you with this semiannual report for the Dreyfus Emerging Leaders Fund for the six-month period ended February 28, 1999. Over this period, your fund produced a total return of 25.64% ,* handsomely outperforming the 16.78% total return for the fund's benchmark, the Russell 2000 Index.**

   In   your   fund,  we  have  assembled  what  we  believe  are  some  of  the better-positioned small-capitalization companies in the country, but the investing public generally has seemed uninterested in small caps. For five straight years, the investing herd has chosen to plow their hard-earned money into the same nifty fifty stocks, with little regard to traditional valuation methods. What do we do? What we always do. To paraphrase Warren Buffett, if one buys undervalued assets, we believe that sooner or later something good will happen to them. As investors continue to neglect smaller, well-managed companies, our menu of investment opportunities continues to expand, and we believe the future payoff potential should be worthwhile for the long-term investor.

Economic Review

   Stresses in the financial system combined with slowing economic growth convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral, since they believed that they had successfully stabilized the financial system and overall economic growth.

   February of 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable, and result in price inflation--and ultimately in a recession.

   Inflation, the Fed' s other worry, remained well contained throughout the period. The decline in inflation and the lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, thus putting more discretionary income in consumers' pockets. As consumers spent more, consumer-oriented companies benefited.

   The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors such as world-traded commodities (paper producers, for example) and exporters of goods (some computer equipment manufacturers, for example).

Stock Market Overview

   The six-month period ended February 28, 1999 was highlighted in the U.S. stock market by a panic drop in security prices during the summer months, and a massive rebound in prices during the fall. Stocks declined over the summer due to the implosion of the Russian financial system and the collapse of a major U.S. hedge fund, causing the Federal Reserve Board to take its first action lowering interest rates during the period, which generally stabilized equity prices. The two subsequent interest rate reductions by the Fed during the fall were probably more directly related to worries about economic growth, and helped send stock prices skyward.

   Over the six-month period, large-cap growth stocks (the largest and most expensively priced securities) turned in the highest returns, followed by large-cap stocks in general, then large-cap value stocks (the largest companies selling at value prices) , midcap stocks (midsized companies) and finally small-cap stocks. For example, the total return for the period on the Russell 1000 Growth Index((+) )was 37.89%, with the Russell 1000 Index((+)) (1,000 of the largest companies) returning 30.45%, and the Russell 1000 Value Index((+)) returning 22.53%. The return on the Russell Midcap Index((+)) was 21.70%, while the small-cap Russell 2000 Index return was 16.78%.**

Expectations for slower profit growth at corporations have contributed to the significant outperformance by a select few megacap growth stocks. Investors have had more confidence in the consistent earnings growth from this small group of stocks than for the broader stock market.

Portfolio Focus

   The fund' s performance during this period was generated largely by its investments in the technology sector. Two themes which worked well for us were the Internet and the recovery in the semiconductor stocks. The biggest winner by far for your fund was CMGI. With its stakes in both private and publicly traded Internet companies, CMGI has benefited as investors sought to invest in what is essentially an Internet mutual fund. Additionally, after hitting bottom in August, the stocks of semiconductor device manufacturers and semiconductor capital equipment manufacturers started to recover as industry participants recognized that the rate of decline in new orders was lessening. Your fund invested in both types of semiconductor companies through its holdings in
Novellus Systems, a leading semiconductor equipment manufacturer, and Applied Micro Circuits, which produces chips used in high-speed communications applications.

   Although the material and processing sector was one of the worst performing components of the Russell 2000 Index during the past six months, it was one of the most rewarding for your fund. Subsequent to last year's annual letter, we have become more sanguine about opportunities in this sector. This segment, which includes companies in the process industries such as metals, papers and chemicals, has borne the brunt of the Asian crisis. Much of the demand for these essentially commodity products comes from this region. Industry participants have reacted to global overcapacity by merging with their major competitors and taking high cost capacity out of the system. A better supply/demand balance could enable industry pricing to improve if the global economic picture merely stabilizes. Our best performing stock in this sector, Smurfit-Stone Container, illustrates this theme. In the fall, Jefferson Smurfit and Stone Container merged to become the largest producer of containerboard in the U.S. Another example is Getchell Gold, a fast-growing gold producer, which Placer Dome has announced its intentions to acquire at a substantial premium.

   Another rewarding segment for your fund was financial services. The biggest contributor, Knight/Trimark Group, Cl.A, a leading market maker for NASDAQ securities, rebounded in price with the performance of the stock market. Consolidation within the insurance industry has helped propel the stocks of Executive Risk and NAC Re. Executive Risk, a specialty insurance underwriter, has an announced offer by Chubb, while XL Capital, Cl.A made an offer for NAC Re. Both of these deals were announced at premiums.

Healthcare was another sector where your fund benefited from fortuitous stock choices. The clear standout was Andrx, a generic drug delivery company with a publicly traded Internet healthcare subsidiary. Alkermes is a drug delivery company working with Genentech on a sustained-release pediatric growth hormone. SEQUUS Pharmaceuticals, another drug delivery company, was acquired by ALZA Corporation.

   The consumer sector provided the second-best returns for the Russell 2000 Index, and although our stock picks produced good results for your fund, our selections did not outperform that segment of the Index. The largest contributor to the consumer category was SFX Entertainment, Cl.A, a company which is creating the nation' s first integrated live entertainment network. Not to be outclassed, Tiffany & Co. brought home the silver in this category, as its Asian sales held up better than many expected in view of the Asian crisis, and its holiday-season sales in the U.S. were better than expected. In addition, Lamar Advertising, Cl.A, a billboard company mentioned in last year' s letter, continued to post outsized results.

   The energy segment was the only sector in the Russell 2000 Index to produce negative returns during this six-month period, and our investments continued to experience dry holes. The worst stock in this group was one of our winners from 1997, Global Industries, an offshore construction company. Two oilfield services companies, Varco International and BJ Services, continued to see reductions in earnings estimates due to weak industry fundamentals. Our only other holding, the exploration and production company Devon Energy, fell under the selling pressure from a major shareholder who was exiting the stock and the energy sector in general. What a difference a month makes! It now appears that the supply-and-demand fundamentals in this sector are finally turning, given the decline in non-OPEC production due to the sharp drop in upstream spending, bottoming Asian demand and the recently proposed OPEC production cuts. We remain overweighted in this sector, which has declined to only two percent of the Russell 2000 Index.

   The producer segment contributed positively to the returns for the fund; however, this sector was one of the weaker ones in the Index. Your fund had little exposure in capital goods during this period, because we felt that declining worldwide industrial production would result in declining earnings expectations. There is value in the industrial world, however, and we are starting to see nondilutive acquisitions by industry participants. An example of this phenomenon occurred in your fund during this period when Aeroquip-Vickers, a fluid power company, announced its intention to be acquired by Eaton at a substantial premium. Another position we held during this period, aerospace supplier Coltec Industries, agreed to be acquired by B.F. Goodrich, albeit not at much of a premium. Cordant Technologies, the former Thiokol, continued to provide rocket-booster performance during this period on top of what it has produced for the past two-and-a-half years for your fund. Fortunately, our good investments more than offset our problem investments. Our biggest disappointment continues to be Titan International, a manufacturer of wheels and tires for agricultural and industrial markets. Titan International continues to be plagued by capacity constraints, labor strikes and the downturn in the farm-equipment industry.

   Utilities were a strong group for the Russell 2000; however, your fund did not participate to any degree, because we were underweighted in this group and our selections were uninspired. We remain hopeful that the industry consolidation will continue, but unless it does so on a stock-by-stock basis, we are skeptical of this sector's ability to outperform the Index, since we feel that interest rates have reached a low for now.

   In conclusion, small companies generally should, in our opinion, continue to grow their businesses in the current market environment. Therefore, we remain very positive on small equities. We believe there is opportunity for growth in the industries in which we invest and the niche markets in which these companies are positioned. We want to assure our investors, both old and new, that we will direct our resources into those companies and industries that we believe will propel your fund into the next millennium.

We thank you for your interest. You may be sure we will continue to exert our best efforts on your behalf.

            Sincerely,                          Sincerely,


            [Hilary R. Woods signature]         [Paul Kandel signature]



            Hilary R. Woods                     Paul Kandel

            Portfolio Manager                   Portfolio Manager

March 18, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALAYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small-cap stock performance, and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitilization.

((+))SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.



DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                        FEBRUARY 28, 1999 (UNAUDITED)

Common Stocks--90.7%                                                                               Shares             Value
--------------------------------------------------------------------------------               ________________   ______________
                   Consumer--13.0%  Cinar Films, Cl. B . . . . . . . . . . . . . . . . . .        110,000 (a)    $    2,282,500

                                    Emmis Communications, Cl. A  . . . . . . . . . . . . .         60,000 (a)         2,778,750

                                    Entercom Communications, Cl. A . . . . . . . . . . . .         44,100 (a)         1,383,638

                                    Harte-Hanks  . . . . . . . . . . . . . . . . . . . . .        100,000             2,587,500

                                    Helen of Troy  . . . . . . . . . . . . . . . . . . . .        122,500 (a)         1,707,344

                                    Lamar Advertising, Cl. A . . . . . . . . . . . . . . .         80,000 (a)         3,090,000

                                    Mohawk Industries  . . . . . . . . . . . . . . . . . .         55,000 (a)         1,787,500

                                    Movado Group . . . . . . . . . . . . . . . . . . . . .         92,500             1,977,188

                                    SFX Entertainment, Cl. A . . . . . . . . . . . . . . .         55,000 (a)         3,361,875

                                                                                                                _____________

                                                                                                                     20,956,295

                                                                                                                  _____________

      Electronic Technology--15.9%  Applied Micro Circuits . . . . . . . . . . . . . . . .         50,000 (a)         1,962,500

                                    Atmel  . . . . . . . . . . . . . . . . . . . . . . . .        135,000 (a)         2,320,313

                                    CMGI . . . . . . . . . . . . . . . . . . . . . . . . .         21,300 (a)         2,611,913

                                    Concord Communications . . . . . . . . . . . . . . . .         43,000 (a)         2,434,875

                                    Cordant Technologies . . . . . . . . . . . . . . . . .         72,500             2,822,969

                                    Esterline Technologies . . . . . . . . . . . . . . . .        107,500 (a)         1,840,938

                                    Gerber Scientific  . . . . . . . . . . . . . . . . . .        105,000             1,955,625

                                    Lattice Semiconductor  . . . . . . . . . . . . . . . .         50,000 (a)         1,993,750

                                    Newport News Shipbuilding  . . . . . . . . . . . . . .        100,000             2,893,750

                                    Novellus Systems . . . . . . . . . . . . . . . . . . .         39,000 (a)         2,303,438

                                    TranSwitch . . . . . . . . . . . . . . . . . . . . . .         73,000 (a)         2,536,750

                                                                                                                  _____________

                                                                                                                     25,676,821

                                                                                                                  _____________

                       Energy--.9%  Devon Energy . . . . . . . . . . . . . . . . . . . . .         65,300             1,530,469

                                                                                                                  _____________

                    Finance--16.0%  Annuity & Life Re  . . . . . . . . . . . . . . . . . .         45,000 (a)           998,438

                                    Bank United, Cl. A . . . . . . . . . . . . . . . . . .         55,000             2,172,500

                                    Commerce Bancorp . . . . . . . . . . . . . . . . . . .         46,000             2,047,000

                                    Doral Financial  . . . . . . . . . . . . . . . . . . .        125,000             2,367,188

                                    Executive Risk . . . . . . . . . . . . . . . . . . . .         40,000             2,810,000

                                    Fremont General  . . . . . . . . . . . . . . . . . . .        105,000             2,073,750

                                    Horace Mann Educators  . . . . . . . . . . . . . . . .         80,000             1,875,000

                                    Knight/Trimark Group, Cl. A  . . . . . . . . . . . . .         66,500 (a)         2,310,875

                                    NAC Re . . . . . . . . . . . . . . . . . . . . . . . .         50,000             2,703,125

                                    RenaissanceRe Holdings . . . . . . . . . . . . . . . .         66,500             2,261,000

                                    Terra Nova Holdings, Cl. A . . . . . . . . . . . . . .         85,000             2,029,375

                                    Webster Financial  . . . . . . . . . . . . . . . . . .         70,000             2,139,375

                                                                                                                  _____________

                                                                                                                     25,787,626

                                                                                                                  _____________

                 Health Care--8.4%  Andrx  . . . . . . . . . . . . . . . . . . . . . . . .         42,000 (a)         2,850,750

                                    IDEC Pharmaceuticals . . . . . . . . . . . . . . . . .         53,000 (a)         2,295,563

                                    IDX Systems  . . . . . . . . . . . . . . . . . . . . .         55,000 (a)         1,306,250

                                    JONES PHARMA . . . . . . . . . . . . . . . . . . . . .         75,000             2,109,375

                                    Mentor . . . . . . . . . . . . . . . . . . . . . . . .        115,000             1,768,125

                                    PSS World Medical  . . . . . . . . . . . . . . . . . .        100,000 (a)         1,137,500

                                    Rexall Sundown . . . . . . . . . . . . . . . . . . . .        140,000 (a)         2,003,750

                                                                                                                  _____________

                                                                                                                     13,471,313

                                                                                                                  _____________

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)            FEBRUARY 28, 1999 (UNAUDITED)

Common Stocks (continued)                                                                          Shares             Value
--------------------------------------------------------------------------------               ________________   ______________

         Industrial Services--3.9%  BJ Services  . . . . . . . . . . . . . . . . . . . . .        115,000 (a)    $    1,617,188

                                    Global Industries  . . . . . . . . . . . . . . . . . .        250,000 (a)         1,265,625

                                    Granite Construction . . . . . . . . . . . . . . . . .         85,000             2,087,813

                                    Varco International  . . . . . . . . . . . . . . . . .        175,000 (a)         1,356,250

                                                                                                                  _____________

                                                                                                                      6,326,876

                                                                                                                _____________

         Non-Energy Minerals--2.0%  Bethlehem Steel  . . . . . . . . . . . . . . . . . . .        195,000 (a)         1,718,438

                                    Getchell Gold  . . . . . . . . . . . . . . . . . . . .         60,000 (a)         1,556,250

                                                                                                                  _____________

                                     . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,274,688

                                                                                                                  _____________

          Process Industries--6.5%  Casella Waste Systems, Cl. A . . . . . . . . . . . . .         85,000 (a)         1,785,000

                                    Crompton & Knowles . . . . . . . . . . . . . . . . . .        108,000             1,998,000

                                    Ivex Packaging . . . . . . . . . . . . . . . . . . . .        125,000 (a)         1,890,625

                                    MacDermid  . . . . . . . . . . . . . . . . . . . . . .         60,000             2,250,000

                                    Smurfit-Stone Container  . . . . . . . . . . . . . . .        145,000 (a)         2,619,053

                                                                                                                  _____________

                                                                                                                     10,542,678

                                                                                                                  _____________

      Producer Manufacturing--7.6%  Aeroquip-Vickers . . . . . . . . . . . . . . . . . . .         60,000             3,397,500

                                    Gentex . . . . . . . . . . . . . . . . . . . . . . . .         85,000 (a)         1,843,438

                                    MagneTek . . . . . . . . . . . . . . . . . . . . . . .        185,000 (a)         2,011,875

                                    Reliance Steel & Aluminum  . . . . . . . . . . . . . .         80,000             2,045,000

                                    Titan International  . . . . . . . . . . . . . . . . .        175,000             1,301,563

                                    Triumph Group  . . . . . . . . . . . . . . . . . . . .         65,000 (a)         1,665,625

                                                                                                                  _____________

                                                                                                                     12,265,001

                                                                                                                  _____________

                      Retail--4.5%  Neiman-Marcus Group  . . . . . . . . . . . . . . . . .         95,000 (a)         2,458,125

                                    Tiffany & Co.  . . . . . . . . . . . . . . . . . . . .         50,000             2,859,375

                                    Whitehall Jewellers  . . . . . . . . . . . . . . . . .        110,000 (a)         1,870,000

                                                                                                                  _____________

                                                                                                                      7,187,500

                                                                                                                  _____________

         Technology Services--7.6%  Legato Systems . . . . . . . . . . . . . . . . . . . .         55,000 (a)         2,708,750

                                    National Data  . . . . . . . . . . . . . . . . . . . .         55,000             2,657,188

                                    New Era Of Networks  . . . . . . . . . . . . . . . . .         37,500 (a)         2,339,063

                                    PMC-Sierra . . . . . . . . . . . . . . . . . . . . . .         32,000 (a)         2,268,000

                                    Security Dynamics Technologies . . . . . . . . . . . .        120,000 (a)         2,220,000

                                                                                                                  _____________

                                                                                                                     12,193,001

                                                                                                                  _____________

              Transportation--1.2%  Expeditors International of Washington . . . . . . . .         42,500             1,978,906

                                                                                                                  _____________

                   Utilities--3.2%  AGL Resources  . . . . . . . . . . . . . . . . . . . .         10,300               196,344

                                    Eastern Enterprises  . . . . . . . . . . . . . . . . .         35,000             1,345,313

                                    Indiana Energy . . . . . . . . . . . . . . . . . . . .         61,666             1,233,320

                                    Questar  . . . . . . . . . . . . . . . . . . . . . . .         55,000               983,125

                                    Sierra Pacific Resources . . . . . . . . . . . . . . .         39,500             1,355,344

                                                                                                                  _____________

                                                                                                                      5,113,446

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                      (cost $124,318,458)  . . . . . . . . . . . . . . . .                         $146,304,620

                                                                                                                  _____________

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)            FEBRUARY 28, 1999 (UNAUDITED)

                                                                                               Principal
Short-Term Investments--9.4%                                                                    Amount                Value
--------------------------------------------------------------------------------            ________________     ______________

              U.S. Treasury Bills:  4.65%, 4/22/1999 . . . . . . . . . . . . . . . . . . .    $   257,000           $   255,169

                                    4.33%, 4/29/1999 . . . . . . . . . . . . . . . . . . .      1,164,000             1,154,986

                                    4.37%, 5/6/1999  . . . . . . . . . . . . . . . . . . .      7,874,000             7,806,472

                                    4.38%, 5/13/1999 . . . . . . . . . . . . . . . . . . .      2,022,000             2,003,377

                                    4.46%, 5/20/1999 . . . . . . . . . . . . . . . . . . .        283,000               280,080

                                    4.47%, 5/27/1999 . . . . . . . . . . . . . . . . . . .      3,632,000             3,591,053
                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $15,099,011) . . . . . . . . . . . . . . . . .                        $  15,091,137
                                                                                                                  _____________

TOTAL INVESTMENTS (cost $139,417,469). . . . . . . . . . . . . . . . . . . . . . . . . . .             100.1%      $161,395,757
                                                                                                      _______     _____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .              (.1%)   $       (73,822)
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $161,321,935
                                                                                                      _______     _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES             FEBRUARY 28, 1999 (UNAUDITED)

                                                                                                    Cost              Value
                                                                                                _____________     _____________

ASSETS:                    Investments in securities--See Statement of Investments . . . .       $139,417,469      $161,395,757

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              443,946

                           Receivable for investment securities sold . . . . . . . . . . .                            4,686,706

                           Receivable for shares of Common Stock subscribed  . . . . . . .                              439,892

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                               66,982

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                               31,243

                                                                                                                  ______________

                                                                                                                    167,064,526

                                                                                                                  ______________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                              124,500

                           Due to Distributor  . . . . . . . . . . . . . . . . . . . . . .                               31,008

                           Payable for investment securities purchased . . . . . . . . . .                            5,406,201

                           Payable for shares of Common Stock redeemed . . . . . . . . . .                              130,818

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               50,064
                                                                                                                  ______________

                                                                                                                      5,742,591
                                                                                                                  ______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $161,321,935
                                                                                                                  ______________

REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                         $134,334,256

                           Accumulated investment (loss) . . . . . . . . . . . . . . . . .                             (311,052)

                           Accumulated net realized gain (loss) on investments . . . . . .                            5,320,443

                           Accumulated net unrealized appreciation (depreciation)
on investments--Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           21,978,288
                                                                                                                  ______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $161,321,935
                                                                                                                  ______________

SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            6,367,789

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $25.33
                                                                                                                        _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS        SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

INVESTMENT INCOME

INCOME:                    Cash dividends (net of $1,500 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .      $     435,349

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .            228,894

                                                                                                _____________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                        $     664,243


EXPENSES:                  Management fee--Note 3(a) . . . . . . . . . . . . . . . . . . .            604,433

                           Shareholder servicing costs--Note 3(b)  . . . . . . . . . . . .            279,194

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .             26,552

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             26,157

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               24,361

                           Custodian fees--Note 3(b) . . . . . . . . . . . . . . . . . . .              8,392

                           Directors' fees and expenses--Note 3(c) . . . . . . . . . . .                4,697

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .                313

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              1,196

                                                                                                _____________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                              975,295

                                                                                                                  _____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             (311,052)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments . . . . . . . . . . . .       $  5,322,011

                           Net unrealized appreciation (depreciation) on investments . . .         22,329,750

                                                                                                _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           27,651,761

                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                            $27,340,709

                                                                                                                  _____________















                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months Ended

                                                                                        February 28, 1999      Year Ended

                                                                                           (Unaudited)        August 31, 1998
                                                                                        __________________   __________________

OPERATIONS:

  Investment (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $       (311,052)     $      (852,258)

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .               5,322,011            6,365,294

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .              22,329,750          (21,012,854)

                                                                                          ______________       ______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .              27,340,709          (15,499,818)
                                                                                          ______________       ______________


DIVIDENDS TO SHAREHOLDERS FROM:

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .                (274,921)         (12,996,733)
                                                                                          ______________       ______________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .              69,327,695          120,019,743

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 264,081           12,657,352

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .             (40,885,979)        (103,111,271)
                                                                                          ______________       ______________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . .              28,705,797           29,565,824
                                                                                          ______________       ______________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .              55,771,585            1,069,273


NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             105,550,350          104,481,077
                                                                                          ______________       ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $ 161,321,935        $ 105,550,350
                                                                                          ______________       ______________

                                                                                             Shares               Shares

                                                                                          ______________       ______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,816,950            4,551,838

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                  11,045              528,270

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (1,684,650)          (4,007,309)
                                                                                          ______________       ______________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .               1,143,345            1,072,799
                                                                                          ______________       ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                  Six Months Ended

                                                                  February 28, 1999              Year Ended August 31,
                                                                                          _________________________________

PER SHARE DATA:                                                     (Unaudited)        1998             1997        1996(1)
                                                                   ______________      _______         _______       _______
   Net asset value, beginning of period  . . . . . . . . . . . .       $20.20           $25.17          $18.67        $12.50
                                                                      _______          _______         _______       _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . .         (.05)            (.16)(2)        (.11)          .03

   Net realized and unrealized gain (loss) on investments  . . .         5.23            (2.14)           8.02          6.17
                                                                      _______          _______         _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . .         5.18            (2.30)           7.91          6.20
                                                                      _______          _______         _______       _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . .         --              --               --            (.03)

   Dividends from net realized gain on investments . . . . . . .         (.05)           (2.67)          (1.41)         --
                                                                      _______          _______         _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . .         (.05)           (2.67)          (1.41)         (.03)
                                                                      _______          _______         _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . .       $25.33           $20.20          $25.17        $18.67
                                                                      _______          _______         _______       _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . .        25.64%(3)       (10.82%)         44.45%        46.09%(3,4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . .          .72%(3)         1.39%           1.39%         1.16%(3)

   Ratio of net investment income (loss) to average net assets . .       (.23%)(3)        (.63%)          (.62%)         .09%(3)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . . . .         --              --                .09%          .36%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . .        66.32%(3)       199.08%         197.99%       203.66%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . .     $161,322         $105,550        $104,481       $37,206

---------

(1)  From September 28, 1995 (commencement of operations) to August 31, 1996.

(2)  Based on average shares outstanding at each month end.

(3)  Not annualized.

(4)  Calculated based on net asset value on the close of business on September
29, 1995 (commencement of initial offering) to August 31, 1996.






                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Emerging Leaders Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $328 during the period ended February 28, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1999, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1999, the Fund was charged $167,898 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $52,900 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $8,392 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

   (D)  A  1%  redemption  fee  is  charged  and  retained by the Fund on shares
redeemed   within  fifteen  days  following  the  date  of  issuance,  including redemptions made through the use of the Fund Exchange privilege.

NOTE 4--SECURITIES TRANSACTIONS:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28,1999, amounted to $115,683,684 and 83,167,971, respectively.

   At February 28, 1999, accumulated net unrealized appreciation on investments was $21,978,288, consisting of $30,006,129 gross unrealized appreciation and $8,027,841 gross unrealized depreciation.

At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS EMERGING LEADERS FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              259SA992

Emerging Leaders

Fund

Semi-Annual

Report

February 28, 1999

YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  For the six months ended February 28, 1999 the Dreyfus International Value Fund generated a total return of 7.19%,* which lagged the 13.84% total return for The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index.**

  As in the second half of the prior year, value investing proved difficult during the past six months. Globally, with the exception of Japan, value stocks generally did not keep up with the indices, as the markets favored large-capitalization growth stocks. In the past, we seldom had such convergence in investment styles being in favor across all markets.

  In terms of stock market returns, the U.K., the largest market outside the U.S., generated an 18% return, while Germany and France were up 4% and 10.9% respectively. The best returns for the period were generated by the deeply oversold markets in Asia, as Singapore bounced back over 50% and Hong Kong 43%. The strategy followed by your fund was to remain well diversified by country and industry sectors. The focus was on stocks that we believe were undervalued relative to their home markets. Our exposure in Japan was heavily weighted toward global companies able, in our opinion, to compete successfully in the world marketplace. These firms have been less affected by slow recovery in Japan and have benefited from the robust economic conditions in the U.S. In terms of country weightings, the fund was slightly overweighted in continental Europe and underweighted in the U.K.

ECONOMIC AND MARKET ENVIRONMENT

  Industrialized nations, with the exception of Japan, continued to grow at moderate and sustainable rates, and inflation was under control. Emerging countries in Asia began to show signs of some recovery, and their stock markets also rebounded from extremely depressed levels.

  Interest rates remained low, and in general there was a favorable environment for stock prices worldwide. In Europe, the convergence toward the Euro (unified currency) pushed down both real and absolute interest rates to levels not seen in recent years. Even in Italy and Spain, where interest rates tend to be high historically, rates declined to levels below those in the U.S. Currencies relative to the U.S. dollar were fairly stable, with the exception of the Japanese yen, which increased nearly 17% in value. Euro currencies appreciated in the range of 5%-6%, while the British pound was basically unchanged. Overall, currency movements had a net benefit on the returns generated for U.S.-based investors

  Japan continued to suffer through its most severe economic downturn since World War II, and its stock market languished near a 7-year low and more than 60% below its 1989 high. The unemployment rate hit a postwar high of 4.4%. Other indicators such as housing starts, capital spending and new vehicle registrations have been falling at double-digit levels. Bankruptcies continued to increase and were running well ahead of last year's levels. In addition, two major banks (Long Term Credit Bank and Nippon Credit Bank) and a major brokerage house, Yamaichi, became insolvent.

  On the positive side, we have begun to see signs that Japan's worst problems may be past. The seriousness of the financial crisis finally expedited long-needed legislation to stimulate the economy. A lingering problem for Japan was the inability of banks to lend money in the face of the staggering volume of problem loans. The new government package provides 60 trillion yen ($510 billion) in public funds to enable the banks to write off bad loans and move forward with a clean slate. All the major banks requested public moneys, with the exception of Bank of Tokyo Mitsubishi, which is in a much stronger position than its peers. The recapitalization of the major banks should ease the financial crisis and enable banks to lend for productive endeavors. We have also begun to see some signs of benefits from earlier stimulus packages. Public works expenditures are rising and money is flowing into the system. In the last three months of the calendar year expenditures for household appliances and consumer electronics rose by 7.5%. In January, we saw an increase in car registrations and, for the first time in several years, country club membership prices rose.

  We are also optimistic regarding positive developments in corporate governance. An increasing number of Japanese companies have announced plans to restructure and shed unprofitable operations. After several years, managements are realizing that they need to take more drastic measures to bring profitability measures closer to those of their peers in other industrialized countries.

  Although the Japanese economic outlook is less than robust, near term its stock market more than adequately reflects the situation. The worldwide stock market boom has bypassed Japan, and the Nikkei closed at 14,367 on February 26, compared with just under 40,000 in December 1989. Today Japan is one of the cheapest markets in the industrialized world, with a price-to-book value ratio of only 1.7, compared to 5.1 for the U.S. and 4.0 for the U.K. Another way to illustrate the low level of stock prices in Japan is that the Japanese market capitalization is less than that of the U.K., even though its GDP is more than three times larger.

PORTFOLIO FOCUS

  Our strategy remains value oriented, and the investment theme is to seek undervalued securities. As of the end of the reporting period, the average price-earnings ratio of the portfolio was 17.8, compared with 30.1 for the EAFE index. The ratio of price to cash flow was also lower at 6.8, compared to 12.0 for the index. We intend to be well diversified both in terms of country exposure and economic sectors. As of fiscal year-end the portfolio was invested in 21 different countries, including a small commitment (2%) to emerging markets.

  Emerging-markets exposure has been kept low due to the turmoil and volatility in those markets. In the past two years we have seen increased volatility, first in Asia and more recently in Latin America and Russia. However, as conditions improve, we will look for selected opportunities in Asia and Latin America, though the primary emphasis will remain on the established markets, and over 90% of the portfolio will still be invested in major industrialized countries.

Although value investing did not pay off in the first half of the fiscal year, we remain optimistic over the longer term. The valuation premium of large-capitalization growth stocks is now toward the high end of the historical range, and we believe that many attractive opportunities now exist in the value universe.

               Sincerely,


               [signature logo, Sandor Cseh]


               Sandor Cseh

               Portfolio Manager

March 19, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries, and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                        FEBRUARY 28, 1999 (UNAUDITED)

Common Stocks--92.6%                                                                              Shares              Value
-------------------------------------------------------

                                                                                               ____________     _______________
                    Argentina--.7%  YPF Sociedad Anonima, ADS  . . . . . . . . . . . . . .           45,000        $  1,305,000

                                                                                                                  _____________


                   Australia--1.9%  Australia & New Zealand Banking  . . . . . . . . . . .          278,842           1,792,463

                                    Boral  . . . . . . . . . . . . . . . . . . . . . . . .          442,330             634,298

                                    Pacific Dunlop . . . . . . . . . . . . . . . . . . . .          675,187           1,172,706

                                                                                                                  _____________

                                                                                                                      3,599,467

                                                                                                                  _____________


                      Austria--.4%  EVN  . . . . . . . . . . . . . . . . . . . . . . . . .            4,910             649,181

                                                                                                                  _____________


                      Denmark--.8%  Jyske Bank . . . . . . . . . . . . . . . . . . . . . .           16,892           1,435,672

                                                                                                                  _____________


                      Finland--.8%  Kesko Oyj  . . . . . . . . . . . . . . . . . . . . . .          104,650           1,487,413

                                                                                                                  _____________


                      France 10.4%  ALSTOM, ADS  . . . . . . . . . . . . . . . . . . . . .           42,770  (a)      1,173,502

                                    Air Liquide  . . . . . . . . . . . . . . . . . . . . .           11,388           1,703,923

                                    Bongrain . . . . . . . . . . . . . . . . . . . . . . .            3,126           1,202,035

                                    Compagnie Generale des Establissements Michelin  . . .           26,811           1,199,339

                                    Dexia France . . . . . . . . . . . . . . . . . . . . .           11,274           1,521,657

                                    Elf Aquitaine, ADS . . . . . . . . . . . . . . . . . .           51,300           2,648,362

                                    Guyenne et Gascogne  . . . . . . . . . . . . . . . . .            3,988           1,669,712

                                    Hachette Filipacchi Medias . . . . . . . . . . . . . .            2,850             722,230

                                    PSA Peugeot Citroen  . . . . . . . . . . . . . . . . .           12,400           1,659,972

                                    Pechiney . . . . . . . . . . . . . . . . . . . . . . .           29,000             961,761

                                    Societe Generale . . . . . . . . . . . . . . . . . . .           13,825           2,036,570

                                    Thomson CSF  . . . . . . . . . . . . . . . . . . . . .           50,561           1,504,119

                                    Usinor . . . . . . . . . . . . . . . . . . . . . . . .          103,000           1,268,767

                                                                                                                  _____________

                                                                                                                     19,271,949

                                                                                                                  _____________


                    Germany--11.2%  Bayer  . . . . . . . . . . . . . . . . . . . . . . . .           66,500           2,362,948

                                    Deutsche Bank  . . . . . . . . . . . . . . . . . . . .           31,700           1,660,782

                                    Deutsche Lufthansa . . . . . . . . . . . . . . . . . .           71,000           1,568,467

                                    GEA  . . . . . . . . . . . . . . . . . . . . . . . . .           50,000           1,112,818

                                    Hoechst  . . . . . . . . . . . . . . . . . . . . . . .           43,500           2,058,520

                                    KM Europa Metal  . . . . . . . . . . . . . . . . . . .           10,700             548,201

                                    Merck KGaA . . . . . . . . . . . . . . . . . . . . . .           58,500           2,062,570

                                    Siemens  . . . . . . . . . . . . . . . . . . . . . . .           40,000           2,534,140

                                    Tarkett Sommer . . . . . . . . . . . . . . . . . . . .           22,000             215,732

                                    VEBA . . . . . . . . . . . . . . . . . . . . . . . . .           63,300           3,389,555

                                    Viag . . . . . . . . . . . . . . . . . . . . . . . . .            3,300           1,768,158

                                    Volkswagen . . . . . . . . . . . . . . . . . . . . . .           21,670           1,406,297

                                                                                                                  _____________

                                                                                                                     20,688,188

                                                                                                                  _____________


                       Greece--.5%  Hellenic Telecommunication Organization, ADS . . . . .           65,555             876,798

                                                                                                                  _____________


                   Hong Kong--1.8%  HSBC . . . . . . . . . . . . . . . . . . . . . . . . .           14,805             416,585

                                    Henderson Investment . . . . . . . . . . . . . . . . .        1,743,000             984,269

                                    Hongkong Electric  . . . . . . . . . . . . . . . . . .          695,400           1,979,163

                                                                                                                  _____________

                                                                                                                      3,380,017

                                                                                                                  _____________

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY  28,  1999  (UNAUDITED)

Common Stocks (continued)                                                                         Shares             Value
-------------------------------------------------------

                                                                                               ____________     _______________

                       Italy--4.0%  Banca Popolare di Bergamo Credito Varesino . . . . . .           36,000     $       940,849

                                    ENI, ADS . . . . . . . . . . . . . . . . . . . . . . .           43,300           2,554,700

                                    Istituto Bancario San Paolo di Torino, ADS . . . . . .           26,647             925,983

                                    Telecom Italia . . . . . . . . . . . . . . . . . . . .          425,825           2,897,619

                                                                                                                  _____________

                                                                                                                      7,319,151

                                                                                                                  _____________


                      Japan--23.0%  Aiful  . . . . . . . . . . . . . . . . . . . . . . . .            6,000             403,696

                                    Canon  . . . . . . . . . . . . . . . . . . . . . . . .           99,000           2,112,222

                                    Credit Saison  . . . . . . . . . . . . . . . . . . . .          101,200           2,120,907

                                    Dai-Tokyo Fire and Marine Insurance  . . . . . . . . .          336,000           1,041,445

                                    Fuji Machine Manufacturing . . . . . . . . . . . . . .           55,000           1,750,945

                                    Honda Motor  . . . . . . . . . . . . . . . . . . . . .           49,000           1,880,974

                                    Ito-Yokado . . . . . . . . . . . . . . . . . . . . . .           32,000           1,860,059

                                    Kao  . . . . . . . . . . . . . . . . . . . . . . . . .           86,000           1,712,054

                                    Mabuchi Motor  . . . . . . . . . . . . . . . . . . . .           34,000           2,279,042

                                    Marubeni . . . . . . . . . . . . . . . . . . . . . . .          595,000             984,586

                                    Matsumotokiyoshi . . . . . . . . . . . . . . . . . . .           40,000           1,622,848

                                    Minebea  . . . . . . . . . . . . . . . . . . . . . . .          220,000           2,180,596

                                    Mitsubishi Heavy Industries  . . . . . . . . . . . . .          265,000             981,646

                                    Murata Manufacturing . . . . . . . . . . . . . . . . .           67,000           3,005,292

                                    NAMCO  . . . . . . . . . . . . . . . . . . . . . . . .           51,500           1,081,478

                                    Nichiei  . . . . . . . . . . . . . . . . . . . . . . .           28,760           2,002,691

                                    Nishimatsu Construction  . . . . . . . . . . . . . . .          177,000             853,406

                                    Rinnai . . . . . . . . . . . . . . . . . . . . . . . .           95,000           1,763,545

                                    Rohm . . . . . . . . . . . . . . . . . . . . . . . . .           18,000           1,753,885

                                    Sankyo . . . . . . . . . . . . . . . . . . . . . . . .           50,000           1,251,575

                                    Sankyo Company . . . . . . . . . . . . . . . . . . . .           58,000           1,242,335

                                    Sekisui Chemical . . . . . . . . . . . . . . . . . . .          248,000           1,562,369

                                    Sony . . . . . . . . . . . . . . . . . . . . . . . . .           30,000           2,262,915

                                    Toshiba  . . . . . . . . . . . . . . . . . . . . . . .          205,000           1,267,367

                                    Toyota Motor . . . . . . . . . . . . . . . . . . . . .           50,000           1,301,974

                                    Yamanouchi Pharmaceutical  . . . . . . . . . . . . . .           76,000           2,310,962

                                                                                                                  _____________

                                                                                                                     42,590,814

                                                                                                                  _____________


                 Netherlands--7.5%  ABN AMRO . . . . . . . . . . . . . . . . . . . . . . .          107,925           2,205,813

                                    Akzo Nobel, ADS  . . . . . . . . . . . . . . . . . . .           44,000           1,633,500

                                    Buhrmann . . . . . . . . . . . . . . . . . . . . . . .           71,000           1,333,784

                                    Hollandsche Beton Groep  . . . . . . . . . . . . . . .          109,853           1,053,014

                                    Hunter Douglas . . . . . . . . . . . . . . . . . . . .           72,050           2,349,787

                                    KPN, ADR . . . . . . . . . . . . . . . . . . . . . . .           41,655           2,166,060

                                    Philips Electronics  . . . . . . . . . . . . . . . . .           27,500           1,914,687

                                    Stork  . . . . . . . . . . . . . . . . . . . . . . . .           62,500           1,163,776

                                                                                                                  _____________

                                                                                                                     13,820,421

                                                                                                                  _____________


                  New Zealand--.4%  Fletcher Challenge Paper . . . . . . . . . . . . . . .        1,165,685             804,281

                                                                                                                  _____________


                       Norway--.7%  Fred Olsen Energy  . . . . . . . . . . . . . . . . . .           66,500  (a)        459,208

                                    Orkla ASA, Cl. B . . . . . . . . . . . . . . . . . . .           72,000             839,288

                                                                                                                  _____________

                                                                                                                      1,298,496

                                                                                                                  _____________

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY  28,  1999  (UNAUDITED)

Common Stocks (continued)                                                                          Shares             Value
-------------------------------------------------------

                                                                                               ____________     _______________

                         Peru--.3%  Telefonica del Peru, ADS . . . . . . . . . . . . . . .           48,000     $       567,000

                                                                                                                  _____________


                     Portugal--.6%  Banco Pinto & Sotto Mayor  . . . . . . . . . . . . . .           55,040           1,107,949

                                                                                                                  _____________


                   Singapore--1.3%  Development Bank of Singapore  . . . . . . . . . . . .          229,900           1,668,360

                                    Singapore Press  . . . . . . . . . . . . . . . . . . .           70,000             796,517

                                                                                                                  _____________

                                                                                                                      2,464,877

                                                                                                                  _____________



                       Spain--6.0%  Argentaria, ADR  . . . . . . . . . . . . . . . . . . .           32,800           1,558,000

                                    Banco Popular Espanol  . . . . . . . . . . . . . . . .           25,560           1,719,290

                                    Endesa . . . . . . . . . . . . . . . . . . . . . . . .           91,125           2,423,693

                                    Gas y Electricidad . . . . . . . . . . . . . . . . . .           23,445           2,273,190

                                    Repsol, ADS  . . . . . . . . . . . . . . . . . . . . .           59,000           3,097,500

                                                                                                                  _____________

                                                                                                                     11,071,673

                                                                                                                  _____________


                      Sweden--1.6%  Autoliv  . . . . . . . . . . . . . . . . . . . . . . .           68,700           2,601,189

                                    Scania AB, Cl. A . . . . . . . . . . . . . . . . . . .           17,250             443,879

                                                                                                                  _____________

                                                                                                                      3,045,068

                                                                                                                  _____________


                 Switzerland--4.4%  Barry Callebaut  . . . . . . . . . . . . . . . . . . .            5,896           1,182,707

                                    Forbo  . . . . . . . . . . . . . . . . . . . . . . . .            4,660           1,901,778

                                    Sulzer . . . . . . . . . . . . . . . . . . . . . . . .            2,960           1,750,571

                                    Swisscom . . . . . . . . . . . . . . . . . . . . . . .            2,670  (a)      1,058,249

                                    UBS  . . . . . . . . . . . . . . . . . . . . . . . . .            7,420           2,314,740

                                                                                                                  _____________

                                                                                                                      8,208,045

                                                                                                                  _____________


             United Kingdom--14.3%  BOC  . . . . . . . . . . . . . . . . . . . . . . . . .          170,373           2,301,869

                                    Barclays . . . . . . . . . . . . . . . . . . . . . . .           71,000           1,895,770

                                    British Airways  . . . . . . . . . . . . . . . . . . .          139,671           1,031,392

                                    British Airways, ADS . . . . . . . . . . . . . . . . .            8,000             592,000

                                    Bunzl  . . . . . . . . . . . . . . . . . . . . . . . .          570,779           2,058,271

                                    Laird  . . . . . . . . . . . . . . . . . . . . . . . .          330,000           1,179,427

                                    LucasVarity  . . . . . . . . . . . . . . . . . . . . .           69,917             317,679

                                    Medeva . . . . . . . . . . . . . . . . . . . . . . . .          350,000             589,936

                                    Morgan Crucible  . . . . . . . . . . . . . . . . . . .          438,741           1,455,562

                                    PowerGen . . . . . . . . . . . . . . . . . . . . . . .          243,223           2,980,124

                                    Rio Tinto  . . . . . . . . . . . . . . . . . . . . . .          140,554           1,821,275

                                    Royal & Sun Alliance Insurance . . . . . . . . . . . .          288,471           2,438,804

                                    Royal Bank of Scotland . . . . . . . . . . . . . . . .           93,000           1,815,442

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . . .          494,642           2,126,586

                                    Storehouse . . . . . . . . . . . . . . . . . . . . . .          692,510           1,675,928

                                    Tomkins  . . . . . . . . . . . . . . . . . . . . . . .          610,386           2,218,217

                                                                                                                  _____________

                                                                                                                     26,498,282

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                      (cost $174,984,565)  . . . . . . . . . . . . . . . .                         $171,489,742

                                                                                                                  =============


DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                                   FEBRUARY  28,  1999
(UNAUDITED)

Preferred Stocks--.6%                                                                               Shares          Value
-------------------------------------------------------

                                                                                               ____________     _______________

                          Germany:  Hugo Boss  . . . . . . . . . . . . . . . . . . . . . .              281     $       476,793

                                    Rheinmetall  . . . . . . . . . . . . . . . . . . . . .           35,200             713,614

                                                                                                                  _____________

                                    TOTAL PREFERRED STOCKS

                                      (cost $1,078,280)  . . . . . . . . . . . . . . . . .                       $    1,190,407

                                                                                                                  =============



                                                                                                 Principal

Short-Term Investments--4.4%                                                                      Amount
-------------------------------------------------------

                                                                                               ____________


              U.S. Treasury Bills:  4.27%, 4/15/99 . . . . . . . . . . . . . . . . . . . .    $     879,000     $       873,836

                                    4.24%, 4/22/99 . . . . . . . . . . . . . . . . . . . .        1,315,000           1,305,631

                                    4.35%, 4/29/99 . . . . . . . . . . . . . . . . . . . .        1,800,000           1,786,061

                                    4.38%, 5/13/99 . . . . . . . . . . . . . . . . . . . .        2,940,000           2,912,922

                                    4.43%, 5/20/99 . . . . . . . . . . . . . . . . . . . .        1,268,000           1,254,915

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $8,137,819)  . . . . . . . . . . . . . . . . .                       $    8,133,365

                                                                                                                  =============


TOTAL INVESTMENTS (cost $184,200,664). . . . . . . . . . . . . . . . . . . . . . . . . . .            97.6%        $180,813,514

                                                                                                    =======       =============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2.4%      $    4,384,061

                                                                                                    =======       =============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%        $185,197,575

                                                                                                    =======       =============



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                              FEBRUARY 28, 1999 (UNAUDITED)

                                                                                                     Cost              Value

                                                                                                _____________     _____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $184,200,664      $180,813,514

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               73,400

                                 Cash denominated in foreign currencies  . . . . . . . . .          6,650,260         6,311,719

                                 Receivable for investment securities sold . . . . . . . .                            1,599,892

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              386,222

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                8,001

                                                                                                                 ______________

                                                                                                                    189,192,748

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              148,537

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               35,836

                                 Payable for investment securities purchased . . . . . . .                            3,690,973

                                 Payable for shares of Common Stock redeemed . . . . . . .                               65,413

                                 Net unrealized depreciation on forward currency
                                   exchange contracts--Note 4(a) . . . . . . . . . . . . .                                3,717

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               50,697

                                                                                                                 ______________

                                                                                                                      3,995,173

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $185,197,575

                                                                                                                 ==============



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $188,309,122

                                 Accumulated investment (loss) . . . . . . . . . . . . . .                            (607,934)

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions . . . . . . . . . . .                            1,218,542

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions  . . .                          (3,722,155)

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $185,197,575

                                                                                                                 ==============


SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           12,646,297


NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $14.64

                                                                                                                       ========



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS        SIX MONTHS ENDED                                             FEBRUARY 28, 1999 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $89,092 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .        $     519,215

                                 Interest    . . . . . . . . . . . . . . . . . . .              235,718

                                                                                          _____________

                                    Total Income . . . . . . . . . . . . . . . . .                              $     754,933

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .              869,027

                                 Shareholder servicing costs--Note 3(b)  . . . . .              237,350

                                 Custodian fees  . . . . . . . . . . . . . . . . .               67,075

                                 Professional fees . . . . . . . . . . . . . . . .               17,571

                                 Registration fees . . . . . . . . . . . . . . . .               16,694

                                 Prospectus and shareholders' reports  . . . . . .                7,034

                                 Directors' fees and expenses--Note 3(c) . . . . .                5,783

                                 Loan commitment fees--Note 2  . . . . . . . . . .                  367

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                1,220

                                                                                          _____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  1,222,121

                                                                                                                _____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   (467,188)

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . .         $  1,853,998

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .              (10,764)

                                                                                          _____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                  1,843,234

                                 Net unrealized appreication (depreciation)
                                    on investments and foreign currency
                                    transactions . . . . . . . . . . . . . . . . .                                  9,658,315

                                                                                                                _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 11,501,549

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $11,034,361

                                                                                                                =============



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 Six Months Ended
                                                                                           February 28, 1999  Year Ende
                                                                                           (Unaudited)  August 31, 1998
                                                                                                   _________________

OPERATIONS:

  Investment income (loss)--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $      (467,188)  $      1,586,452

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .         1,843,234          8,994,634

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .         9,658,315         (17,114,291)

                                                                                            ______________      ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .        11,034,361          (6,533,205)

                                                                                            ______________      ______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,669,642)           (605,725)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .        (8,578,498)         (2,990,766)

                                                                                            ______________      ______________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (10,248,140)         (3,596,491)

                                                                                            ______________      ______________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52,320,569         176,161,453

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,975,826           2,744,488

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (38,591,708)       (102,965,527)

                                                                                            ______________      ______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .        21,704,687          75,940,414

                                                                                            ______________      ______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .        22,490,908          65,810,718

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       162,706,667          96,895,949

                                                                                            ______________      ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 185,197,575       $ 162,706,667

                                                                                            ==============      ==============

UNDISTRIBUTED INVESTMENT INCOME (LOSS)--NET. . . . . . . . . . . . . . . . . . . . .        $     (607,934)    $     1,528,896

                                                                                            ______________      ______________

                                                                                                Shares               Shares

                                                                                            ______________      ______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,486,859          11,143,833

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .           539,272             185,941

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (2,601,484)         (6,545,043)

                                                                                            ______________      ______________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .         1,424,647           4,784,731

                                                                                            ==============      ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                 Six Months Ended

                                                                 February 28, 1999               Year Ended August 31,
                                                                                       -----------------------------------------
PER SHARE DATA:                                                     (Unaudited)          1998            1997            1996(1)

                                                                  ______________       _______         _______          _______

   Net asset value, beginning of period  . . . . . . . . . . . .       $14.50           $15.05          $13.23           $12.50

                                                                      _______          _______         _______           _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . .        (.04)              .13             .07              .15

   Net realized and unrealized gain (loss) on investments  . . .         1.08            (.20)            1.98              .65

                                                                      _______          _______         _______           _______

   Total from Investment Operations  . . . . . . . . . . . . . .         1.04            (.07)            2.05              .80

                                                                      _______          _______         _______           _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . .        (.15)            (.08)           (.10)            (.04)

   Dividends from net realized gain on investments . . . . . . .        (.75)            (.40)           (.13)            (.03)

                                                                      _______          _______         _______           _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . .        (.90)            (.48)           (.23)            (.07)

                                                                      _______          _______         _______           _______

   Net asset value, end of period  . . . . . . . . . . . . . . .       $14.64           $14.50          $15.05           $13.23

                                                                      =======          =======         =======           =======

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . .         7.19%(2)         (.62%)         15.72%             6.43%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . .          .70%(2)         1.44%           1.49%             1.39%(2)

   Ratio of net investment income (loss) to average net assets . .       (.27%)(2)        1.17%           1.09%             1.78%(2)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . . . .           --               --             .03%              .51%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . .        16.23%(2)        34.46%          25.35%            19.14%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . .     $185,198         $162,707         $96,896           $25,638

---------

(1)  From September 29, 1995 (commencement of operations) to August 31, 1996.

(2)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus International Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all fund's are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $3,989 during the period ended February 28, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 1999, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1999, the Fund was charged $217,257 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $15,791 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

NOTE 4--SECURITIES TRANSACTIONS:

  (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 1999, amounted to $48,428,914 and $26,182,195, respectively.

DREYFUS INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In addition, the following summarizes open forward currency exchange contracts at February 28, 1999:

                                                             Foreign

                                                            Currency                                              Unrealized
Forward Currency Exchange Contracts                          Amounts            Cost               Value        (Depreciation)

_________________________________                           ________          _________          _________       ____________

Purchases:

_________

Euro Dollars, expiring 3/4/99                                841,154           $928,129           $926,783          $(1,346)

Euro Dollars, expiring 3/31/99                               451,459            498,366            497,418             (948)

Norwegian Krone, expiring 3/2/99                           2,603,231            330,192            329,840             (352)

Swiss Francs, expiring 3/1/99                                198,356            138,275            137,204           (1,071)

                                                                                                                     ______

  TOTAL  . . . . . . . . . . . . . .                                                                                $(3,717)

                                                                                                                    =======


The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (B) At February 28, 1999, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $3,390,867, consisting of $13,522,408 gross unrealized appreciation and $16,913,275 gross unrealized depreciation.

  At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


dreyfus lion 'd' logo                                    (reg.tm)

dreyfus logo                                   (reg.tm)

DREYFUS INTERNATIONAL VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              254SA992

International Value

Fund

Semi-Annual

Report

February 28, 1999

[LOGO]

Midcap Value
Fund
Semi-Annual
Report


February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Letter to Shareholders

     For the six months ended February 28, 1999, the Dreyfus Midcap Value Fund produced a total return of 18.61%.* This was moderately behind the total return of 21.70% for the Russell Midcap Index, which serves as your fund's benchmark index.**

     Our investment approach for the fund focuses on purchasing undervalued stocks with positive short-term business trends and solid long-term fundamentals. We examine many measures to identify cheap stocks: price/earnings, price/book, price/sales, enterprise value and breakup value are the most important. We also pay close attention to normalized earnings for cyclical industries. Our focus is on stocks that are attractive versus their own historical valuation ranges and against the market as a whole.

Economic Review

     Stresses in the financial system, combined with slowing economic growth, convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral, since they believed that they had successfully stabilized the financial system and overall economic growth.

     February of 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable and result in price inflation--and ultimately in a recession.

     Inflation, the Fed's other worry, remained well contained throughout the period. The decline in inflation and the lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, thus putting more discretionary income in consumers' pockets. As consumers spent more, consumer-oriented companies benefited.

     The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors, such as world-traded commodities (paper producers, for example) and exporters of goods (some computer equipment manufacturers, for example).

Stock Market Overview

     The six-month period ended February 28, 1999 was highlighted in U.S. stock markets by a drop in security prices during the summer months, and a rebound in prices during the fall. Stocks declined over the summer due to the implosion of the Russian financial system and the collapse of a major U.S. hedge fund, causing the Federal Reserve Board to take its first action lowering interest rates during the period, which generally stabilized equity prices. The two subsequent interest-rate reductions by the Fed during the fall were probably more directly related to worries about economic growth, and helped send stock prices up.

     Over the six-month period, large-cap growth stocks (the largest and most expensively priced securities) turned in the highest returns, followed by large-cap stocks in general, then large-cap value stocks (the largest companies selling at value prices), midcap stocks (midsized companies) and finally small-cap stocks. For example, the total return for the period on the Russell 1000 Growth Index (574 high-growth companies) was 37.89%, with the Russell 1000 Index (1,000 of the largest companies) returning 30.45%, and the Russell 1000 Value Index (710 value-priced companies) returning 22.53%. The return on the Russell Midcap Index was 21.70%, while the small-cap Russell 2000 Index return was 16.78%.+

     Expectations for slower profit growth at corporations have contributed to the significant outperformance by a select few megacap growth stocks. Investors have had more confidence in the consistent earnings growth from this small group of stocks than for the broader stock market.

Portfolio Focus

     The fund's dollar-weighted average market cap at the end of the reporting period was $1.9 billion, compared to the Russell Midcap Index average of $6.9 billion. This emphasis on the lower range of the midcap universe hurt the fund's performance because during the reporting period smaller-cap stocks generally underperformed larger-cap stocks. Additionally, the fund's focus on value stocks during a period when value stocks lagged growth stocks further hurt performance.

     We continue to seek attractively valued stocks in many market sectors. As investors become increasingly focused on the short-term outlook for companies (i.e., next quarter's earnings sustainability), they may often miss the long-term picture in the business analysis. With a perspective that is both short- and long term, value oriented and research driven, we sought to capitalize on the volatility in the market. We have invested with the belief that the valuation disparity that has been created by the divergence in performance between growth and value stocks, as well as large versus small stocks, will be reversed, and that our style of investing will ultimately be more rewarding. Because value stocks are generally in more cyclical industries, this has also hurt performance relative to the Russell Midcap Index, which includes both growth and value companies. We cannot predict when the turn will come, but we will not deviate from our disciplined value approach in the interim.

     Our move into technology stocks, which hurt performance initially, made a major contribution during the period. We had identified a number of very attractive stocks, and when industry demand turned more favorable, many of these stocks were up well over 100% in short order. We have sold certain holdings, such as Teradyne and Quantum, as they reached our price targets. While we continue to have a large weighting in technology, we have reduced our overall exposure as the valuation anomalies have been reduced.

     Once the Federal Reserve moved to stabilize financial markets last fall, our holdings in the basic industries and capital goods sectors, which include some of the most cyclical industries, started to show more favorable results. We continue to emphasize these areas.

     Many financial stocks have benefited from a favorable interest-rate environment and the consolidation trend in the banking sector in recent years. Valuation levels for most banks and thrifts are at the high end of their historical range. During the reporting period, we were underweighted and have continued to reduce our exposure to this group as stocks reached their price targets, even though business momentum remained solid. Our underweighted position helped performance during the reporting period.

     We continued to emphasize energy stocks, particularly domestic exploration and production companies. This hurt performance during the period. Oil prices have continued to languish, although we have seen recent modest increases as OPEC attempts to lower production, and global economic activity has started to show some strength. Many of these companies trade at or near all-time low valuations on such relevant measures as price-to-cash flow and price-to-book value. If energy prices recover to more normal levels, these stocks would appear to be even cheaper. Nonetheless, this commitment has been slightly reduced as the groups' momentum remains negative and more compelling investment opportunities have been found elsewhere.

     With consumer confidence still at a high level and with unemployment and inflation at historic lows, we believe the consumer sectors should continue to be strong. We have sought high quality, consistent growers in these sectors that have been severely penalized by the market, due to short-term challenges or a modest deceleration of growth. We have taken advantage of market overreactions to add stocks such as Wendy's International and Toys R Us to the fund.

     Although we maintain an overweighted position in healthcare, which hurt performance during the period, we reduced our commitment because of the uncertain reimbursement environment and several earnings disappointments. This sector has good long-term potential due to advances in medical technology that will drive earnings growth for many of the companies. Quest Diagnostics, a leading clinical laboratory testing company, continues to be one of our largest portfolio holdings.

     Utilities performed relatively well during the period. Falling interest rates and, more importantly, investors seeking a safe haven from possible earnings disappointments in other sectors of the market were responsible for this development. While such defensive tendencies may continue to push utilities higher, we have a minimal commitment to the sector because growth prospects are anemic, business momentum is neutral and political risks are high.

     We thank you for your interest in this Dreyfus fund. For our part, we continue to work diligently to bring you rewarding returns.

                                   Sincerely,

                                   /s/ Peter I. Higgins

                                   Peter I. Higgins
                                   Portfolio Manager

March 18, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPPER ANALYTICAL SERVICES, INC -- The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance.
+ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Statement of Investments                           February 28, 1999 (Unaudited)


Common Stocks--98.8%                                                                      Shares           Value
--------------------------------------------------------------------------------        -----------     -----------
         Basic Industries--8.4% Fort James.....................................          50,000         $ 1,493,750
                                Geon...........................................          27,400             625,063
                                IMC Global.....................................          41,100             819,431
                                Metro-Goldwyn-Mayer............................          36,100 (a)         376,794
                                Safety-Kleen...................................         129,975 (a)       1,811,527
                                Smurfit-Stone Container........................          63,447 (a)       1,146,011
                                                                                                        -----------
                                                                                                          6,272,576
                                                                                                        -----------
            Capital Goods--9.3% Browning-Ferris Industries.....................          27,500             866,250
                                Commscope......................................          60,700 (a)       1,126,744
                                Federal-Mogul..................................          24,100           1,185,419
                                Millipore......................................          40,700           1,134,513
                                Thermo Electron................................          66,900 (a)         924,056
                                U.S. Filter....................................          54,500 (a)       1,338,656
                                Wabash National................................          27,100             333,669
                                                                                                        -----------
                                                                                                          6,909,307
                                                                                                        -----------
        Consumer Durables--5.1% American Standard..............................          17,200 (a)         577,275
                                Kaufman & Broad Home...........................          35,900             807,750
                                Sensormatic Electronics........................         104,400 (a)       1,096,200
                                Snap-On........................................          46,700           1,319,275
                                                                                                        -----------
                                                                                                          3,800,500
                                                                                                        -----------
    Consumer Non-Durables--9.2% Ball...........................................          10,700             448,063
                                Houghton Mifflin...............................          19,600             842,800
                                International Home Foods.......................          57,400 (a)         896,875
                                Interstate Bakeries............................          31,600             758,400
                                Liz Claiborne..................................          31,500           1,061,156
                                Reader's Digest Association, Cl. A.............          23,000             743,188
                                Rexall Sundown.................................          32,900 (a)         470,881
                                Tommy Hilfiger.................................          19,100 (a)       1,319,094
                                Twinlab........................................          39,200 (a)         334,425
                                                                                                        -----------
                                                                                                          6,874,882
                                                                                                        -----------
       Consumer Services--20.9%  Borders Group.................................          67,700 (a)         935,106
                                Burlington Coat Factory........................          28,800             370,800
                                CKE Restaurants................................          35,200             935,000
                                CompUSA........................................          60,400 (a)         634,200
                                Deluxe.........................................          14,100             477,638
                                Dillard's, Cl. A...............................          31,300 (a)         778,588
                                General Nutrition..............................          49,000 (a)         655,375
                                Great Atlantic & Pacific Tea...................          17,900             564,969
                                Kmart..........................................          58,600 (a)       1,025,500
                                Manpower.......................................          36,200             866,538
                                OfficeMax......................................         112,500 (a)         871,875
                                Paging Network.................................         117,000 (a)         468,000
                                Payless ShoeSource.............................          16,000 (a)         878,000
                                Pep Boys-Manny, Moe & Jack.....................          51,800             945,350


Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               February 28, 1999 (Unaudited)


Common Stocks (continued)                                                                 Shares           Value
--------------------------------------------------------------------------------        -----------     -----------
 Consumer Services (continued)  Republic Services, Cl. A.......................           9,800 (a)     $   170,888
                                Toys R Us......................................          61,400 (a)         867,275
                                True North Communications......................          41,400             965,138
                                Unisource Worldwide............................          96,400             674,800
                                Venator Group..................................         260,600 (a)       1,286,713
                                Wendy's International..........................          52,500           1,256,719
                                                                                                        -----------
                                                                                                         15,628,472
                                                                                                        -----------
                   Energy--8.3% BJ Services....................................          43,300 (a)         608,906
                                Burlington Resources...........................          17,100             553,613
                                EEX............................................          50,566 (a)         306,556
                                Enron Oil & Gas................................          45,900             757,350
                                Newfield Exploration...........................          13,200 (a)         214,500
                                R&B Falcon.....................................         125,300 (a)         689,150
                                Santa Fe Energy Resources......................         199,300           1,046,325
                                Santa Fe International.........................          22,600             302,275
                                Tosco..........................................          58,500           1,210,211
                                Weatherford International......................          30,725             522,325
                                                                                                        -----------
                                                                                                          6,211,211
                                                                                                        -----------
                  Finance--7.9% Affiliated Managers Group......................          10,400 (a)         270,400
                                Allmerica Financial............................          20,800           1,110,200
                                Astoria Financial..............................          23,020           1,043,094
                                Golden State Bancorp...........................         119,800 (a)       2,133,938
                                Heller Financial, Cl. A........................          56,300           1,361,756
                                                                                                        -----------
                                                                                                          5,919,388
                                                                                                        -----------
              Health Care--8.3% Beckman Coulter................................          26,800           1,294,775
                                ESC Medical Systems............................          84,400 (a)         424,638
                                Foundation Health Systems, Cl. A...............         115,100 (a)         920,800
                                HEALTHSOUTH....................................          85,900 (a)         998,588
                                Quest Diagnostics..............................          81,600 (a)       1,744,200
                                Total Renal Care Holdings......................          92,400 (a)         820,050
                                                                                                        -----------
                                                                                                          6,203,051
                                                                                                        -----------
              Technology--19.4% AVX............................................           2,500              34,219
                                Atmel..........................................          65,900 (a)       1,132,656
                                CHS Electronics................................          41,300 (a)         289,100
                                Conexant Systems...............................          52,100             885,700
                                Electroglas....................................          29,300 (a)         378,153
                                Hyperion Solutions.............................          48,900 (a)         693,769
                                Lam Research...................................          35,900 (a)       1,061,294
                                Learning Company...............................          26,900 (a)         781,781
                                Maxtor.........................................          78,300 (a)         645,975
                                National Semiconductor.........................          56,300 (a)         591,150
                                Parametric Technology..........................          76,200 (a)       1,171,575
                                Sybase.........................................         118,700 (a)         964,438
                                Symantec.......................................          30,800 (a)         556,325
                                Tech Data......................................          42,600 (a)         724,200


Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               February 28, 1999 (Unaudited)


Common Stocks (continued)                                                                 Shares           Value
--------------------------------------------------------------------------------        -----------     -----------
        Technology (continued)  Varian Associates..............................          40,000         $ 1,280,000
                                Vishay Intertechnology.........................          92,700 (a)       1,199,306
                                Wang Laboratories..............................          88,000 (a)       2,101,000
                                                                                                        -----------
                                                                                                         14,490,641
                                                                                                        -----------
           Transportation--1.7% Yellow.........................................          71,400 (a)       1,276,275
                                                                                                        -----------
                 Utilities--.3% Call-Net Enterprises, Cl. B....................          31,800 (a)         208,688
                                                                                                        -----------
                                TOTAL COMMON STOCKS
                                  (cost $81,807,817)...........................                         $73,794,991
                                                                                                        ===========

                                                                                      Principal
Short-Term Investments--2.2%                                                            Amount
-------------------------------------------------------------------------------       ---------
          U.S. Treasury Bills:  4.64%, 4/22/1999...............................        $759,000         $   753,592
                                4.43%, 5/20/1999...............................         899,000             889,724
                                                                                                        -----------
                                TOTAL SHORT-TERM INVESTMENTS
                                   (cost $1,644,065)...........................                         $ 1,643,316
                                                                                                        ===========

TOTAL INVESTMENTS (cost $83,451,882)...........................................          101.0%         $75,438,307
                                                                                         ======         ===========

LIABILITIES, LESS CASH AND RECEIVABLES.........................................           (1.0%)        $  (738,258)
                                                                                         ======         ===========

NET ASSETS.....................................................................          100.0%         $74,700,049
                                                                                         ======         ===========

Notes to Statement of Investments:
-------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.

                       See notes to financial statements.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                February 28, 1999 (Unaudited)


                                                                                                Cost           Value
                                                                                           --------------   -----------
ASSETS:                       Investments in securities--See Statement of Investments      $83,451,882      $75,438,307
                              Cash.............................................                                   4,210
                              Receivable for investment securities sold........                               1,076,820
                              Receivable for shares of Common Stock subscribed.                                  47,751
                              Dividends receivable.............................                                  47,269
                              Prepaid expenses.................................                                  21,769
                                                                                                            -----------
                                                                                                             76,636,126
                                                                                                            -----------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                  68,191
                              Due to Distributor...............................                                  15,015
                              Payable for investment securities purchased......                               1,533,000
                              Payable for shares of Common Stock redeemed......                                 290,421
                              Interest payable--Note 2..........................                                  4,519
                              Accrued expenses.................................                                  24,931
                                                                                                            -----------
                                                                                                              1,936,077
                                                                                                            -----------
NET ASSETS.....................................................................                             $74,700,049
                                                                                                            ===========
REPRESENTED BY:               Paid-in capital..................................                             $95,917,764
                              Accumulated investment (loss)....................                                (461,740)
                              Accumulated net realized gain (loss) on investments                           (12,742,400)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                              (8,013,575)
                                                                                                            -----------
NET ASSETS.....................................................................                             $74,700,049
                                                                                                            ===========
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                               4,519,838

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                  $16.53
                                                                                                                 ======


                       See notes to financial statements.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Statement of Operations           Six Months Ended February 28, 1999 (Unaudited)


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $486 foreign taxes
                                withheld at source)............................        $    160,722
                              Interest.........................................               7,771
                                                                                       ------------
                                  Total Income.................................                           $   168,493

EXPENSES:                     Management fee--Note 3(a)........................             329,065
                              Shareholder servicing costs--Note 3(b)...........             191,179
                              Interest expense--Note 2.........................              29,793
                              Registration fees................................              24,947
                              Custodian fees--Note 3(b)........................              21,494
                              Professional fees................................              18,788
                              Prospectus and shareholders' reports.............               9,311
                              Directors' fees and expenses--Note 3(c)..........               2,595
                              Loan commitment fees--Note 2.....................                 261
                              Miscellaneous....................................               2,800
                                                                                       ------------
                                  Total Expenses...............................                               630,233
                                                                                                          -----------
INVESTMENT (LOSS)..............................................................                              (461,740)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments..........        $(11,335,154)
                              Net unrealized appreciation (depreciation) on investments  27,497,658
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                            16,162,504
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                           $15,700,764
                                                                                                          ===========


                       See notes to financial statements.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                               Six Months Ended
                                                                               February 28, 1999       Year Ended
                                                                                  (Unaudited)        August 31, 1998
                                                                               -----------------     ---------------
OPERATIONS:
  Investment (loss)...................................................         $   (461,740)         $   (320,040)
  Net realized gain (loss) on investments.............................          (11,335,154)            9,569,664
  Net unrealized appreciation (depreciation) on investments...........           27,497,658           (41,688,800)
                                                                               ------------          ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations...           15,700,764           (32,439,176)
                                                                               ------------          ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gain on investments....................................           (9,344,038)           (6,040,421)
                                                                               ------------          ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................           17,388,672           126,448,114
  Dividends reinvested................................................            9,051,684             5,763,416
  Cost of shares redeemed.............................................          (38,397,295)          (94,925,810)
                                                                               ------------          ------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.          (11,956,939)           37,285,720
                                                                               ------------          ------------
      Total Increase (Decrease) in Net Assets.........................           (5,600,213)           (1,193,877)

NET ASSETS:
  Beginning of Period.................................................           80,300,262            81,494,139
                                                                               ------------          ------------
  End of Period.......................................................         $ 74,700,049          $ 80,300,262
                                                                               ============          ============

                                                                                  Shares                Shares
                                                                               ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................              985,313             5,669,980
  Shares issued for dividends reinvested..............................              529,959               274,710
  Shares redeemed.....................................................           (2,212,806)           (4,393,602)
                                                                               ------------          ------------
    Net Increase (Decrease) in Shares Outstanding.....................             (697,534)            1,551,088
                                                                               ============          ============



                       See notes to financial statements.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                  Six Months Ended      Year Ended August 31,
                                                                  February 28, 1999  ----------------------------
PER SHARE DATA:                                                      (Unaudited)      1998      1997      1996(1)
                                                                 ------------------- -------   -------    -------
   Net asset value, beginning of period..........................      $15.39        $22.23    $15.80     $12.50
                                                                       ------        ------    ------     ------
   Investment Operations:
   Investment income (loss)--net.................................        (.10)         (.06)(2)  (.01)       .08
   Net realized and unrealized gain (loss)
      on investments.............................................        3.02         (5.73)     8.23       3.28
                                                                       ------        ------    ------     ------
   Total from Investment Operations..............................        2.92         (5.79)     8.22       3.36
                                                                       ------        ------    ------     ------
   Distributions:
   Dividends from investment income--net.........................        --            --        (.04)      (.04)
   Dividends from net realized gain on investments...............       (1.78)        (1.05)    (1.75)      (.02)
                                                                       ------        ------    ------     ------
   Total Distributions...........................................       (1.78)        (1.05)    (1.79)      (.06)
                                                                       ------        ------    ------     ------
   Net asset value, end of period................................      $16.53        $15.39    $22.23     $15.80
                                                                       ======        ======    ======     ======
TOTAL INVESTMENT RETURN..........................................       18.61%(3)    (27.32%)   55.45%     26.88%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.............         .68%(3)      1.29%     1.25%      1.18%(3)
   Ratio of interest expense and loan commitment fees
      to average net assets......................................         .03%(3)       .01%      .01%       .01%(3)
   Ratio of net investment income (loss) to average net assets...        (.52%)(3)     (.25%)    (.14%)      .56%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.........................         --           --         .26%      1.13%(3)
   Portfolio Turnover Rate.......................................      124.26%(3)    168.72%   154.92%    266.80%(3)
   Net Assets, end of period (000's Omitted).....................     $74,700       $80,300   $81,494     $3,591

------------------------
(1) From September 29, 1995 (commencement of operations) to August 31, 1996.
(2) Based on average shares outstanding at each month end.
(3) Not annualized.

                       See notes to financial statements.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus Midcap Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the"Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation (the"Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

     The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other
Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

Dreyfus Midcap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1999 was approximately $1,153,300, with a related weighted average annualized interest rate of 5.21%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1999, the Fund was charged $109,688 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $37,315 pursuant to the transfer agency agreement.

     The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $21,494 pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

     (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1999, amounted to $107,849,646 and $130,193,272, respectively.

     At February 28, 1999, accumulated net unrealized depreciation on investments was $8,013,575, consisting of $4,949,654 gross unrealized appreciation and $12,963,229 gross unrealized depreciation.

     At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                      [This Page Intentionally Left Blank]

[LOGO]

Dreyfus Midcap Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      258SA992

Dreyfus

Technology Growth
Fund
Semi-Annual
Report


February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure to send you this report on Dreyfus Technology Growth Fund for the semiannual period ended February 28, 1999. The fund's total return for the six months was 94.72%,* which was more than triple the total return of 30.27% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).**

   The fund benefited from a number of extremely favorable developments discussed below. Of course, past performance is no guarantee of future results, and the fund's relatively small asset size, combined with a period of high performance in the technology sector, helped contribute to the fund's performance. While we believe that the technology sector has a bright future, investors should remember that the technology sector has been among the most volatile sectors of the stock market. Investors should not expect these kinds of returns in the future.

Economic Review

   Stresses in the financial system, combined with slowing economic growth, convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral, since they believed that they had successfully stabilized the financial system and overall economic growth.

   February of 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable and result in price inflation--and ultimately in a recession.

   Inflation, the Fed's other worry, remained well contained throughout the period. The decline in inflation and the lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, thus putting more discretionary income in consumers' pockets. As consumers spent more, consumer-oriented companies benefited.

   The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors, such as world-traded commodities (paper producers, for example) and exporters of goods (some computer equipment manufacturers, for example).

Stock Market Overview

   The six-month period ended February 28, 1999 was highlighted in U.S. stock markets by a drop in security prices during the summer months, and a rebound in prices during the fall. Stocks declined over the summer due to the implosion of the Russian financial system and the collapse of a major U.S. hedge fund, causing the Federal Reserve Board to take its first action lowering interest rates during the period, which generally stabilized equity prices. The two subsequent interest rate reductions by the Fed during the fall were probably more directly related to worries about economic growth, and helped send stock prices up.

   Over the six-month period, large-cap growth stocks (the largest and most expensively priced securities) turned in the highest returns, followed by large-cap stocks in general, then large-cap value stocks (the largest companies selling at value prices), midcap stocks (midsized companies) and finally small-cap stocks. For example, the total return for the period on the Russell 1000 Growth Index (574 high-growth companies) was 37.89%, with the Russell 1000 Index (1,000 of the largest companies) returning 30.45%, and the Russell 1000 Value Index (710 value-priced companies) returning 22.53%. The return on the Russell Midcap Index was 21.70%, while the small-cap Russell 2000 Index return was 16.78%.+

   Expectations for slower profit growth at corporations have contributed to the significant outperformance by a select few megacap growth stocks. Investors have had more confidence in the consistent earnings growth from this small group of stocks than for the broader stock market.

Portfolio Focus

   The six-month period ending February 28, 1999 was characterized by extraordinary volatility for the stock market as a whole and especially for technology stocks. The first six weeks of this period, from August 1998 through the middle of October, saw sustained weakness in technology stocks as investors struggled to evaluate the impact of problems in Russia and Asia.

   However, investor sentiment shifted quite sharply as it became clear that foreign problems would have less impact than was initially thought on demand for high tech products, and tech stocks came back with a vengeance. For the six-month period ended February 28, 1999, the Morgan Stanley High Technology 35 Index (Tech-35)++ showed a total return of 94.65%, while the S&P was up 30.27% over the same period. Your fund matched the return of the Tech-35 index with a total return of 94.72% during the same six-month period.

   In achieving these returns, the fund maintained its focus on market-leading companies in the fastest-growing areas of technology. Your fund continued to maintain positions across eight segments of the technology world, again consistent with the original goal of diversification.

   One particular theme that has guided many of the investments of your fund has been the expected strong growth in high-speed broadband communications both to business and residential users in the United States and throughout the world. The extraordinary growth in use of the Internet is the most important driver of this demand.

   Investments in leading Internet companies like America Online, Yahoo! and CMGI all proved highly profitable. However, many other companies in a variety of industries are also benefiting from the demand for bandwidth, and your fund has successfully invested in many of them.

   Companies like Uniphase and SDL, Inc. supply optical components which are the core building blocks of advanced communications systems, while Vitesse Semiconductor and PMC-Sierra supply semiconductor chips that are specialized for communications. Investments in these companies have proved rewarding.

   The fund also owned systems companies like Cisco Systems, Lucent Technologies and Tellabs. These companies are key suppliers to communications service providers and these stocks, too, have done quite well.

   Finally, a variety of communications service providers is taking advantage of the newest generation of equipment to lower the cost of providing existing services and to add new ones. Emerging service providers owned by your fund included Metromedia Fiber Network, Cl.A, Qwest Communications and NEXTLINK Communications, Cl.A. The fund also owned established companies like MCI WorldCom and Bell Atlantic. The value of these shares was up during this period.

   There is an unusual factor that grew increasingly visible during the latter half of 1998 and into 1999: the approach of the year 2000. A tremendous amount of corrective action has been taken to make sure that existing systems properly understand this date. The impact on most technology companies has been mixed; for every company whose business has improved because of Y2K spending, there seems to be another whose business has been hurt.

   One area that suffered clear damage from Y2K is enterprise software. These are programs whose common characteristics include great complexity and difficulty in deployment. With companies focusing their limited technology budgets toward ensuring Y2K compatibility, enterprise software providers experienced a sharp decline in orders. Enterprise software companies that hurt the fund's performance included BMC Systems and Informix. These companies declined in value.

   Computer hardware stocks generally performed well, and the fund had a substantial gain in Dell Computer. At the same time, investments in Hewlett-Packard and Apple Computer did not perform well.

   Nevertheless, I remain very confident in the long-term outlook for technology stocks and continue to believe they offer the potential for superior performance for investors willing to accept the greater risks associated with such investments.

                                    Sincerely

                                    /s/ Mark Herskovitz

                                    Mark Herskovitz
                                    Portfolio Manager

March 18, 1999
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

+ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.

++ SOURCE: MORGAN STANLEY & CO., INCORPORATED -- The Morgan Stanley High
   Technology 35 Index (Tech 35) is an unmanaged equal-weighted index composed of electronics-based technology companies. The 35 bellwether stocks include many of the most highly capitalized companies, both large and small, in the diverse technology industry with market capitalizations ranging from about $1 billion to more than $100 billion. The Index is the property of Morgan Stanley & Co., Incorporated and includes gross dividends reinvested.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                          February 28, 1999 (Unaudited)

Common Stocks--92.5%                                                               Shares              Value
-----------------------------------------------------------------------        -------------     ---------------
     Commercial Services--1.7%  Automatic Data Processing..............             80,000        $    3,180,000
                                                                                                   -------------
      Computer Hardware--14.3%  Apple Computer.........................            100,000 (a)         3,481,250
                                Dell Computer..........................             75,000 (a)         6,009,375
                                EMC....................................             35,000 (a)         3,583,125
                                Hewlett-Packard........................             55,000             3,654,062
                                Lexmark International Group, Cl. A.....             50,000 (a)         5,159,375
                                Quantum................................            150,000 (a)         2,465,625
                                Seagate Technology.....................             70,000 (a)         2,025,625
                                                                                                   -------------
                                                                                                      26,378,437
                                                                                                   -------------
      Computer Software--12.1%  Informix...............................            275,000 (a)         2,406,250
                                Intuit.................................             20,000 (a)         1,978,750
                                Legato Systems.........................             30,000 (a)         1,477,500
                                Microsoft..............................             40,000 (a)         6,005,000
                                Parametric Technology..................            230,000 (a)         3,536,250
                                Rational Software......................            150,000 (a)         4,453,125
                                Security Dynamics Technologies.........            130,000 (a)         2,405,000
                                                                                                   -------------
                                                                                                      22,261,875
                                                                                                   -------------
               Internet--14.6%  Amazon.com.............................             35,000 (a)         4,484,375
                                America Online.........................             40,000 (a)         3,557,500
                                CMGI...................................             50,000 (a)         6,131,250
                                DoubleClick............................             45,000 (a)         4,044,375
                                Excite.................................             40,000 (a)         4,100,000
                                Yahoo!.................................             30,000 (a)         4,605,000
                                                                                                   -------------
                                                                                                      26,922,500
                                                                                                   -------------
              Networking--4.1%  Cisco Systems..........................             50,000 (a)         4,890,625
                                FORE Systems...........................            180,000 (a)         2,610,000
                                                                                                   -------------
                                                                                                       7,500,625
                                                                                                   -------------
         Semiconductors--18.3%  Applied Materials......................             60,000 (a)         3,337,500
                                Etec Systems...........................             55,000 (a)         2,437,188
                                Intel..................................             40,000             4,797,500
                                KLA-Tencor.............................             70,000 (a)         3,626,875
                                Level One Communications...............            105,000 (a)         3,517,500
                                PMC-Sierra.............................             45,000 (a)         3,189,375
                                Rambus.................................             75,000 (a)         5,451,562
                                Taiwan Semiconductor Manufacturing, A.D.R.         220,000 (a)         4,276,250
                                Vitesse Semiconductor..................             70,000 (a)         3,215,625
                                                                                                   -------------
                                                                                                      33,849,375
                                                                                                   -------------
     Telecommunications--12.3%  Bell Atlantic..........................             80,000             4,595,000
                                MCI WorldCom...........................             80,000 (a)         6,600,000
                                Metromedia Fiber Network, Cl. A........            100,000 (a)         4,350,000
                                NEXTLINK Communications, Cl. A.........             70,000 (a)         3,202,500
                                Qwest Communications...................             65,000 (a)         3,993,438
                                                                                                   -------------
                                                                                                      22,740,938
                                                                                                   -------------

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)              February 28, 1999 (Unaudited)

Common Stocks (continued)                                                         Shares              Value
-----------------------------------------------------------------------        -------------     ---------------
    Telecommunications
              Equipment--15.1%  AVT....................................            100,000 (a)    $    2,587,500
                                Aware..................................            100,000 (a)         3,462,500
                                Lucent Technologies....................             60,000             6,093,750
                                Newbridge Networks.....................            125,000 (a)         3,046,875
                                SDL....................................             85,000 (a)         4,632,500
                                Tellabs................................             50,000 (a)         4,003,125
                                Uniphase...............................             45,000 (a)         3,965,625
                                                                                                   -------------
                                                                                                      27,791,875
                                                                                                   -------------

                                TOTAL COMMON STOCKS
                                  (cost $158,976,207)..................                             $170,625,625
                                                                                                   =============

                                                                                  Principal
Short-Term Investments--5.5%                                                        Amount
-----------------------------------------------------------------------         -------------
          U.S. Treasury Bills:  4.65%, 4/22/1999.......................       $  2,467,000          $  2,449,422
                                4.35%, 4/29/1999.......................          3,528,000             3,500,679
                                4.36%, 5/6/1999........................            353,000               349,973
                                4.40%, 5/13/1999.......................          2,249,000             2,228,287
                                4.46%, 5/20/1999.......................          1,718,000             1,700,272
                                                                                                   -------------
                                TOTAL SHORT-TERM INVESTMENTS
                                   (cost $10,233,363).................                              $ 10,228,633
                                                                                                   =============

TOTAL INVESTMENTS (cost $169,209,570).................................               98.0%          $180,854,258
                                                                                   =======         =============
CASH AND RECEIVABLES (NET)............................................                2.0%          $  3,718,041
                                                                                   =======         =============
NET ASSETS............................................................              100.0%          $184,572,299
                                                                                   =======         =============


Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a)   Non-income producing.


                      See notes to financial statements.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               February 28, 1999 (Unaudited)

                                                                                           Cost             Value
                                                                                       -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments   $169,209,570    $180,854,258
                              Cash...................................................                      1,968,211
                              Receivable for investment securities sold..............                      1,999,432
                              Receivable for shares of Common Stock subscribed.......                      1,449,168
                              Dividends receivable...................................                          3,966
                              Prepaid expenses.......................................                         34,859
                                                                                                       -------------
                                                                                                         186,309,894
                                                                                                       -------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates........                           84,468
                              Due to Distributor...................................                           32,738
                              Payable for investment securities purchased..........                        1,401,125
                              Payable for shares of Common Stock redeemed..........                          157,613
                              Accrued expenses.....................................                           61,651
                                                                                                       -------------
                                                                                                           1,737,595
                                                                                                       -------------

NET ASSETS.........................................................................                     $184,572,299
                                                                                                       =============


REPRESENTED BY:               Paid-in capital......................................                     $167,285,947
                              Accumulated investment (loss)........................                         (196,964)
                              Accumulated net realized gain (loss) on investments..                        5,838,628
                              Accumulated net unrealized appreciation (depreciation)
                                 on investments--Note 4............................                       11,644,688
                                                                                                       -------------

NET ASSETS.........................................................................                     $184,572,299
                                                                                                       =============

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)....................                        7,865,776

NET ASSET VALUE, offering and redemption price per share--Note 3(d)................                           $23.47
                                                                                                              ======

                       See notes to financial statements.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Statement of Operations          Six Months Ended February 28, 1999 (Unaudited)

INVESTMENT INCOME

INCOME:                       Interest.........................................      $   170,961
                              Cash dividends...................................            5,048
                                                                                     -----------
                                 Total Income..................................                     $   176,009



EXPENSES:                     Management fee--Note 3(a).........................         225,448
                              Shareholder servicing costs--Note 3(b)............          95,229
                              Registration fees................................           57,165
                              Auditing fees....................................           20,500
                              Custodian fees--Note 3(b).........................           9,041
                              Prospectus and shareholders' reports.............            5,737
                              Directors' fees and expenses--Note 3(c)...........           2,318
                              Legal fees.......................................            1,301
                              Miscellaneous....................................            2,587
                                                                                     -----------
                                Total Expenses.................................          419,326
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)..........................         (46,353)
                                                                                     -----------
                                Net Expenses....................................                          372,973
                                                                                                     ------------

INVESTMENT (LOSS)...............................................................                         (196,964)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments...........     $  6,093,089
                              Net unrealized appreciation (depreciation) on
                                investments.....................................       12,391,672
                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                       18,484,761
                                                                                                     ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                      $18,287,797
                                                                                                     ============

                       See notes to financial statements.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Six Months Ended
                                                                               February 28, 1999      Year Ended
                                                                                  (Unaudited)      August 31, 1998*
                                                                               -----------------   ----------------
OPERATIONS:
  Investment (loss).......................................................        $   (196,964)      $   (71,278)
  Net realized gain (loss) on investments.................................           6,093,089           (37,885)
  Net unrealized appreciation (depreciation) on investments...............          12,391,672          (746,984)
                                                                                 -------------     -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.......          18,287,797          (856,147)
                                                                                 -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gain on investments........................................            (145,298)          --
                                                                                 -------------     -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................         191,857,611        24,327,585

  Dividends reinvested....................................................             140,315           --

  Cost of shares redeemed.................................................         (37,938,114)      (11,101,450)
                                                                                 -------------     -------------

    Increase (Decrease) in Net Assets from Capital Stock Transactions.....         154,059,812        13,226,135
                                                                                 -------------     -------------

      Total Increase (Decrease) in Net Assets.............................         172,202,311        12,369,988


NET ASSETS:
  Beginning of Period.....................................................          12,369,988           --
                                                                                 -------------     -------------
  End of Period...........................................................        $184,572,299      $ 12,369,988
                                                                                 =============     =============

                                                                                    Shares            Shares
                                                                                 -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................           8,594,946         1,821,033

  Shares issued for dividends reinvested..................................               8,046           --

  Shares redeemed.........................................................          (1,758,515)         (799,734)
                                                                                 -------------     -------------

    Net Increase (Decrease) in Shares Outstanding.........................           6,844,477         1,021,299
                                                                                 =============     =============

------------------
* From October 13, 1997 (commencement of operations) to August 31, 1998.


                       See notes to financial statements.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
Financial Highlights

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Six Months Ended
                                                                            February 28, 1999      Year Ended
PER SHARE DATA:                                                                 (Unaudited)      August 31, 1998(1)
                                                                                 ----------      ----------------
   Net asset value, beginning of period................................            $12.11             $12.50
                                                                                   ------             ------
   Investment Operations:
   Investment (loss) (2)...............................................              (.06)              (.10)
   Net realized and unrealized gain (loss) on investments..............             11.50               (.29)
                                                                                   ------             ------
   Total from Investment Operations....................................             11.44               (.39)
                                                                                   ------             ------
   Distributions:
   Dividends from net realized gain on investments.....................              (.08)                --
                                                                                   ------             ------
   Net asset value, end of period......................................            $23.47             $12.11
                                                                                   ======             ======

TOTAL INVESTMENT RETURN (3)............................................             94.72%             (3.12%)(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets (3)...............               .62%              1.12%
   Ratio of interest expense to average net assets (3).................                --                .01%
   Ratio of net investment (loss) to average net assets (3)............              (.32%)             (.77%)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager (3)...........................               .08%               .81%
   Portfolio Turnover Rate (3).........................................             69.49%            291.12%
   Net Assets, end of period (000's Omitted)...........................          $184,572            $12,370

--------------------
(1) From October 13, 1997 (commencement of operations) to August 31, 1998.
(2) Based on average shares outstanding at each month end.
(3) Not annualized.
(4) Calculated based on net asset value on the close of business on October 14, 1997 (commencement of initial offering) to August 31, 1998.


                       See notes to financial statements.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Technology Growth Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $3,075 during the period ended February 28, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended February 28, 1999, the Fund did not borrow under these arrangements.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1998 through February 28, 1999 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses, exceeded an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $46,353 during the period ended February 28, 1999.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1999, the Fund was charged $75,149 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $12,515 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $9,041 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

Dreyfus Technology Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1999 amounted to $185,299,853 and $41,819,906, respectively.

   At February 28, 1999, accumulated net unrealized appreciation on investments was $11,644,688, consisting of $16,917,482 gross unrealized appreciation and $5,272,794 gross unrealized depreciation.

   At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                 [This page intentionally left blank.]

Dreyfus Technology Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                      255SA992